UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

MERSANA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MERSANA THERAPEUTICS, INC.
840 Memorial Drive
Cambridge, Massachusetts 02139
April 29, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Mersana Therapeutics, Inc., or the Annual Meeting, to be held at 9:00 a.m., Eastern Time, on Thursday, June 12, 2025. The Annual Meeting will be a completely virtual meeting and will be conducted via live webcast. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRSN2025.
The Notice of 2025 Annual Meeting and proxy statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of 2025 Annual Meeting and proxy statement.
It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the meeting online, we hope that you will have your stock represented by voting by proxy your shares over the internet, by telephone or, if you have requested to receive paper copies of these materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope, prior to the Annual Meeting. If you receive our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have requested to receive a proxy card, then instructions regarding how you can vote are contained on the proxy card. If your shares are held by a bank, broker or other agent, you will receive voting instructions from such bank, broker or other agent that you must follow for your shares to be voted. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your continued support.
Sincerely,
Martin Huber, M.D.
President, Chief Executive Officer and Director

Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2025
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Mersana Therapeutics, Inc., a Delaware corporation, or Mersana or the Company, will be held on Thursday, June 12, 2025, at 9:00 a.m. ET. The Annual Meeting will be a completely virtual meeting and will be conducted via live webcast. Stockholders can attend the meeting via the internet at www.virtualshareholdermeeting.com/MRSN2025 and submit questions and vote shares electronically at the Annual Meeting.
The Annual Meeting is called for the following purposes:
1.
To elect three Class II directors to serve until our 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement;

3.
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.
To approve an amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders; and

5.
To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You can find more information regarding the foregoing in the attached proxy statement.
Each outstanding share of our common stock (Nasdaq: MRSN) entitles the holder of record at the close of business on April 15, 2025, to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the 10 days prior to the Annual Meeting for a purpose germane to the meeting at our offices at 840 Memorial Drive, Cambridge, Massachusetts 02139.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials via the internet under the “notice and access” rules of the Securities and Exchange Commission. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, instead of a paper copy of this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2024, or the 2024 Annual Report. We plan to mail the Notice of Internet Availability of Proxy Materials on or about April 29, 2025, and the Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the internet and how each of our stockholders can receive a paper copy of the proxy materials, including the proxy statement, our 2024 Annual Report and a form of proxy card.
Your vote is important. Whether or not you expect to attend the virtual Annual Meeting, please vote by telephonic or internet proxy or, if you receive a paper proxy card by mail, by completing, signing, dating and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, if you attend the Annual Meeting, you may still vote online during the Annual Meeting. Please note, however, that if your shares are held of record by a bank, brokerage firm or other agent and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
By Order of the Board of Directors
Alejandra Carvajal
Secretary
Cambridge, Massachusetts
April 29, 2025

i

Page
Proposal No. 4 — Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders	65
Certain Relationships and Related Party Transactions	75
General Matters	76
Appendix A	78

ii

Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
Proxy Statement
For the 2025 Annual Meeting of Stockholders
To Be Held on Thursday, June 12, 2025 at 9:00 A.M. ET
This proxy statement, along with the accompanying Notice of 2025 Annual Meeting of Stockholders, is being furnished in connection with the solicitation of proxies by the Board of Directors of Mersana Therapeutics, Inc. for use at the 2025 Annual Meeting of Stockholders of Mersana Therapeutics, Inc., to be held at 9:00 a.m. ET via a live webcast at www.virtualshareholdermeeting.com/MRSN2025, including any postponement or adjournment thereof, which we refer to as the Annual Meeting.
In this proxy statement, we refer to Mersana Therapeutics, Inc. as “Mersana,” “the Company,” “we,” and “us.”
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 12, 2025:
This proxy statement and our 2024 Annual Report to Stockholders, or the 2024 Annual Report, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your proxy card.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission, or the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to: Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139, Attention: Secretary. Exhibits, if any, will be provided upon written request and payment of an appropriate processing fee. This proxy statement and our 2024 Annual Report are also available on the SEC’s website at http://www.sec.gov.
On or about April 29, 2025, we intend to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and our 2024 Annual Report, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

Questions and Answers about These Proxy Materials and Voting
Q:
What is the purpose of this proxy statement?

A:
We are sending you this proxy statement because the Board of Directors of Mersana is inviting you to vote (by soliciting your proxy) at our 2025 Annual Meeting of Stockholders to be held at 9:00 a.m. ET on Thursday, June 12, 2025, via a live webcast at www.virtualshareholdermeeting.com/MRSN2025, including any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. This proxy statement along with the accompanying Notice of 2025 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Q:
Why did I receive a one-page notice regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the internet, which reduces both the costs and the environmental impact of sending our proxy materials to stockholders. We intend to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders (other than those who previously requested paper copies) on or about April 29, 2025.

The Notice contains instructions on how to:
•
access and view the proxy materials over the internet;

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vote; and

•
request a paper or e-mail copy of the proxy materials.

In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards, and annual reports electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the cost and environmental impact of the Annual Meeting.
Q:
How do I attend the Annual Meeting?

A:
Our Annual Meeting will be held exclusively via a virtual meeting format at www.virtualshareholdermeeting.com/MRSN2025. To participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m. ET. We encourage you to access the meeting prior to the start time. Online check-in will start 15 minutes before the meeting begins, and you should allow ample time for the check-in procedures. If your shares are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. Stockholders who wish to submit questions related to the business of the Annual Meeting may do so electronically starting at the time of check-in or during the meeting by clicking the option in the virtual meeting webcast portal. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or ask questions.

Q:
Who can vote at the Annual Meeting?

A:
Only stockholders of record at the close of business on April 15, 2025, or the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 124,631,339 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available at our offices at 840 Memorial Drive, Cambridge, Massachusetts 02139 during normal business hours for examination by any stockholder for any purpose germane to the meeting for 10 days prior to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record,

you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy electronically through the internet, over the telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Bank or Broker
If on the Record Date your shares were held not in your name but rather in an account at a bank, brokerage firm or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other agent.
Q:
On what matters am I voting?

A:
There are four matters scheduled for a vote:

•
Election of three Class II directors to serve until our 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

•
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (commonly referred to as “Say-on-Pay”) (Proposal 2);

•
Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3); and

•
Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, or the Certificate of Incorporation, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders (Proposal 4).

Q:
What if another matter is properly brought before the Annual Meeting?

A:
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:
How do I vote?

A:
The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote by proxy through the internet, vote by proxy over the telephone, vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time, or vote online during the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online during the meeting even if you have already voted by proxy.
•
By Internet.   You may vote by proxy via the internet at www.proxyvote.com up until 11:59 p.m. ET on June 11, 2025, the day before the Annual Meeting, by following the instructions provided on the Notice or the proxy card. You should have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•
By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-690-6903 and by following the instructions provided on the proxy card. You must have the 16-digit control number that is on either the Notice or the proxy card when voting.

•
By Mail.   If you received a proxy card, complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors and according to the discretion of the proxy holders named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•
By Attending the Virtual-only Annual Meeting.   You may vote your shares at www.virtualshareholdermeeting.com/MRSN2025 during the Annual Meeting. You will need the 16-digit control number that is on either the Notice or the proxy card when voting and the instructions accompanying these proxy materials.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your bank, broker or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Annual Meeting, you must obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your bank, broker or other agent included with these proxy materials, or contact that organization to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
How many votes do I have?

A:
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q:
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

A:
If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the three nominees for director, “FOR” the approval of the compensation of our named executive officers, “FOR” the ratification of the selection of our independent registered public accounting firm and “FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:
If I am a beneficial owner of shares held in street name and I do not provide my bank, broker or other agent with voting instructions, what happens?

A:
If you are a beneficial owner of shares held in street name and you do not instruct your bank, broker or other agent how to vote your shares, your bank, broker or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers that are subject to NYSE rules may vote your “uninstructed” shares with respect to certain matters, but not with respect to the election of directors, executive compensation matters and certain other matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposals on which your broker will have discretionary authority are Proposal 3 and Proposal 4. These NYSE rules apply to voting your shares if you are the beneficial owner of shares held in street name notwithstanding that our common stock is traded on the Nasdaq Global Select Market, or Nasdaq.
When a beneficial owner of shares held in street name does not give voting instructions to his or her bank, broker or other securities intermediary holding his or her shares as to how to vote on a particular proposal in which such bank, broker or other agent does not have discretionary authority to vote on that proposal, such bank, broker, or other agent cannot vote the shares on that particular proposal. These un-voted shares are counted as “broker non-votes.”
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your bank, broker or other agent by the deadline provided in the materials you receive from your bank, broker or other agent.
Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have retained Georgeson LLC to assist us in the solicitation of proxies for an aggregate fee of approximately $40,000. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
What does it mean if I receive more than one Notice?

A:
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Q:
Can I change my vote after submitting my proxy?

A:
Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date before the applicable deadline.

•
You may grant a subsequent proxy by telephone or through the internet before the applicable deadline.

•
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 840 Memorial Drive, Cambridge, Massachusetts 02139.

•
You may attend the virtual Annual Meeting and vote online during the meeting.

Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Unless otherwise revoked by attending the Annual Meeting and voting online during the meeting, your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Bank or Broker
If your shares are held by your bank, broker or other agent, you must follow the instructions provided by your bank, broker or other agent to revoke your proxy.
Q:
When are stockholder proposals and director nominations due for next year’s annual meeting?

A:
Requirements for Stockholder Proposals to be Brought before an Annual Meeting

Our Second Amended and Restated Bylaws, or Bylaws, provide that, for stockholder director nominations or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to our Secretary at c/o Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139. To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed to and received by our Secretary at our principal executive offices between February 12, 2026 and March 14, 2026; provided that if the date of that annual meeting of stockholders is earlier than May 13, 2026, or later than August 11, 2026, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later than the 90th day prior to such meeting date, the 10th day following the day on which public disclosure of that meeting date is first made. The required notice must meet the requirements set forth in our Bylaws (including providing the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees).
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2026 annual meeting of stockholders must be received by us not later than December 31, 2025 in order to be considered for inclusion in our proxy materials for that meeting.
Q:
How many votes are needed to approve each proposal, and how are votes counted?

A:
Proposal 1 — Election of Directors
As this is an uncontested election of directors, each nominee must receive a greater number of shares voted FOR his or her election than shares voted AGAINST his or her election to be elected. Shares held in street name by banks, brokers or other agents who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST Proposal 1 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 1. If you vote to ABSTAIN on Proposal 1, your shares will not be voted FOR or AGAINST Proposal 1 and will not be counted as votes cast or shares voting on Proposal 1. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 1.
Proposal 2 — Approval, on a non-binding, advisory basis, of the compensation of our named executive officers
To approve Proposal 2, the affirmative vote of a majority of the votes cast is required. Shares held in street name by banks, brokers or other agents who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST Proposal 2 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST Proposal 2 and will not be counted as votes cast or shares voting on Proposal 2. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 2.
Proposal 3 — Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025
The approve Proposal 3, the affirmative vote of a majority of the votes cast is required. If your shares are held by your bank, broker or other agent in street name and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other agent will have the authority to vote your shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST Proposal 3 and will not be counted as votes cast or shares voting on Proposal 3. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 3.
Proposal 4 — Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders
To approve Proposal 4, the affirmative vote of a majority of the votes cast is required. If your shares are held in street name by banks, brokers or other agents and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other agent will have the authority to vote your shares on Proposal 4. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 4. If you vote to ABSTAIN on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 4. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 4.
Q:
What is the quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 124,631,339 shares outstanding and entitled to vote. Thus, the holders of 62,315,670 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the meeting may adjourn the Annual Meeting to another date.
Q:
How can I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the date of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Q:
Who should I call if I have any additional questions?

A:
If you hold your shares directly, please call Alejandra Carvajal, Secretary of the Company, at (617) 498-0020. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

Forward-Looking Statements
Statements in this proxy statement about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including those discussed in the “Risk Factors” section of Mersana’s Annual Report on Form 10-K filed with the SEC on March 3, 2025 and the risks described in other filings that Mersana may make with the SEC. Any forward-looking statements contained in this proxy statement speak only as of the date hereof, and Mersana specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Proposal No. 1 — Election of Directors
Our Certificate of Incorporation states that the Board of Directors shall consist of not fewer than three and not more than fifteen members, and the precise number of directors shall be fixed by a resolution of the Board of Directors. The size of our Board of Directors is currently fixed at eight directors. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancy in the Board of Directors, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office.
Our Certificate of Incorporation provides that the Board of Directors is divided into three classes, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier death, resignation or removal in accordance with the terms of our Certificate of Incorporation and our Bylaws, our Class II directors, if elected at the Annual Meeting, will serve until the 2028 annual meeting of stockholders, our Class III directors will serve until the 2026 annual meeting of stockholders, and our Class I directors will serve until the 2027 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board of Directors among the three classes.
Allene M. Diaz, Andrew A. F. Hack, M.D., Ph.D. and Kristen M. Hege, M.D. are the Class II directors whose terms expire at the Annual Meeting. Ms. Diaz and Drs. Hack and Hege have each been nominated by the Board of Directors for and agreed to stand for election to the Board of Directors to serve as a Class II director for three years and until her or his successor is duly elected and qualified or until her or his earlier death, resignation or removal.
Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which means that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes AGAINST such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections in which the number of director nominees exceeds the number of directors to be elected, the voting standard will be a plurality of the shares present online or by proxy and entitled to vote.
Our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board of Directors criteria for Board membership and, consistent with those criteria, recommending to the Board of Directors director candidates and nominees for the next annual meeting of stockholders. As reflected in our Corporate Governance Guidelines, it is the policy of the Board of Directors that all directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders. The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial acumen, and management experience necessary to oversee and direct Mersana’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the overall composition of the Board of Directors, including with respect to relevant criteria (thoughts, viewpoints, backgrounds, skills and business experiences) and Mersana’s current and future needs, with the goal of recruiting members who complement and strengthen the skills of other members. The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our Bylaws relating to stockholder nominations as described later in this proxy statement under the heading “General Matters — Stockholder Proposals and Nominations.”
The Board of Directors is currently comprised of eight members. Below is a list of the names, ages as of April 29, 2025 and classification of the individuals who currently serve as our directors.

Name	Age	Position
Willard H. Dere, M.D	71	Director (Class I)
Martin Huber, M.D.	65	Director (Class I); President and Chief Executive Officer
Allene M. Diaz	60	Director (Class II)
Andrew A. F. Hack, M.D., Ph.D.	51	Director (Class II)
Kristen M. Hege, M.D.	61	Director (Class II)
Lawrence M. Alleva	75	Director (Class III)
David Mott	59	Chair of the Board of Directors (Class III)
Anna Protopapas	60	Director (Class III)
Certain individual qualifications and skills of our directors that contribute to our Board of Directors’ effectiveness as a whole are described in the following paragraphs.
Nominees for Election as Class II Directors
Biographical information, including principal occupation, business experience and public company board experience during the last five years, for our nominees for election as Class II directors at the Annual Meeting is set forth below.
Allene M. Diaz has served as a member of our Board of Directors since March 2021. Ms. Diaz has led AMD Consulting, a new product strategy and portfolio management consulting practice, since August 2020 and serves as a senior advisor to Bain Capital Life Sciences, or Bain Capital, a private equity fund that invests in biopharmaceutical, specialty pharmaceutical, medical device, diagnostics, and life science technology companies globally. She held the position of Senior Vice President of R&D Portfolio Management at GlaxoSmithKline plc, or GSK, a global healthcare company, from September 2019 to June 2020. From May 2015 to September 2019, she served as the Senior Vice President of Global Commercial Development and Program Strategy and as a member of the Executive Leadership Team at TESARO, Inc., or TESARO, an oncology-focused company. Ms. Diaz has served on the board of directors of Ionis Pharmaceuticals, Inc., a biotechnology company, since June 2021. She previously served as a director of BCLS Acquisition Corp., a special purpose acquisition company, from October 2020 until November 2022, and of Allena Pharmaceuticals, Inc., a biopharmaceutical company, from April 2019 until September 2022. Ms. Diaz received a B.S. in psychology from Florida State University. We believe that Ms. Diaz’s experience in commercial development and program strategy for oncology assets and her executive leadership and business experience in the biotechnology sector qualify her to serve as a member of our Board of Directors.
Andrew A. F. Hack, M.D., Ph.D., has served as a member of our Board of Directors since January 2017. Dr. Hack has served as a Partner of Bain Capital since March 2019. Before joining Bain Capital, Dr. Hack was the Chief Financial Officer of Editas Medicine, Inc., a biotechnology company, from July 2015 through March 2019. Dr. Hack has served on the board of directors of Nuvalent, Inc., a biotechnology company, or Nuvalent, since April 2021. He previously served as a director of Dynavax Technologies Corp., a biopharmaceutical company, from August 2019 to August 2023; of BCLS Acquisition Corp. from October 2020 until November 2022; of Allena Pharmaceuticals, Inc., from June 2018 to June 2021; and of Atea Pharmaceuticals, Inc., a biopharmaceutical company, from May 2020 to June 2021. Dr. Hack received an A.B. in biology with special honors, an M.D. and a Ph.D. in molecular genetics and cell biology from the University of Chicago. We believe that Dr. Hack’s financial and medical background, as well as his experience in the biotechnology sector, qualify him to serve as a member of our Board of Directors.
Kristen M. Hege, M.D., has served as a member of our Board of Directors since August 2016. Dr. Hege retired as Senior Vice President, Early Clinical Development, Hematology/Oncology & Cell Therapy at Bristol Myers Squibb Company, or BMS, a global biopharmaceutical company, a position she held from November 2019, when BMS acquired Celgene Corporation, a pharmaceutical company, or Celgene, until March 2023. She joined Celgene in 2010 as Vice President, Translational Development. Dr. Hege also held an active faculty position at the University of California, San Francisco Medical Center from 1996 to 2023, most recently as Clinical Professor of Medicine, Hematology/Oncology, serving in that role as a volunteer since 2008. Dr. Hege has served on the board of directors of Adaptimmune Therapeutics plc, a biopharmaceutical company, or Adaptimmune, since November 2023. She also previously served on the board of directors of Graphite Bio, Inc., a biotechnology company, from April 2021 until its reverse merger with LENZ Therapeutics, Inc. in March 2024. Dr. Hege received a B.A. in biochemistry summa cum laude from Dartmouth College and an M.D. from University of California, San Francisco. We believe that Dr. Hege’s medical background and experience in the biotechnology industry qualify her to serve as a director.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR CLASS II DIRECTOR.
Any properly submitted proxy will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our Board of Directors.
Directors Continuing in Office
Biographical information, including principal occupation, business experience and public company board experience during the last five years, for our current directors continuing in office is set forth below.
Class III Directors (Term Expires at 2026 Annual Meeting)
Lawrence M. Alleva has served as a member of our Board of Directors since September 2017. Prior to his retirement in June 2010, Mr. Alleva was employed by PricewaterhouseCoopers LLP, or PwC, a professional services firm, for 39 years, including 28 years as a partner. Mr. Alleva has served on the boards of directors of Bright Horizons Family Solutions Inc., an education and childcare company, since 2012; of Galera Therapeutics, Inc., an oncology radiation company, since June 2019; and of Adaptimmune since March 2015. Mr. Alleva is a Certified Public Accountant (inactive). Mr. Alleva received a B.S. in accounting from Ithaca College and attended the Columbia University Executive MBA (non-degree) Program. We believe that Mr. Alleva’s extensive experience and expertise working with public companies on corporate finance and accounting matters as a Certified Public Accountant, his experience serving on other corporate boards and his experience in a senior leadership role at PwC provide him with the qualifications and skills to serve as a director.
David Mott has served as Chair of our Board of Directors since July 2012. Mr. Mott is a private investor through Mott Family Capital. From September 2008 until his retirement in February 2020, Mr. Mott served as a general partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, where he led the healthcare investing practice. Mr. Mott has served on the boards of directors of Adaptimmune since February 2015 and as chair thereof since January 2017; of Ardelyx, Inc., a biopharmaceutical company, since March 2009 and as chair thereof since March 2014; and of Novavax, Inc., a biotechnology company, since June 2020. He previously served as a director of Imara, Inc., a biotechnology company, from January 2016, as well as chair of the board of directors from April 2016 until the reverse merger between Imara, Inc. and Enliven Therapeutics, Inc. in February 2023 and of Epizyme, Inc., a biotechnology company, from December 2009 and as chair of the board of directors from April 2016 until its acquisition by Ipsen Pharma SAS in August 2022. Mr. Mott received a B.A. from Dartmouth College. We believe that Mr. Mott’s leadership experience in the biotechnology industry, as well as his experience investing in life sciences companies, and his financial experience provide him with the qualifications and skills to serve as director.
Anna Protopapas has served as a member of our Board of Directors since March 2015. She previously served as our President and Chief Executive Officer from March 2015 until her retirement in September 2023. Ms. Protopapas has served as chair of the board of directors of Nuvalent since March 2022. She previously served as a director of Dicerna Pharmaceuticals, Inc., a biotechnology company, from January 2019 until June 2021. Ms. Protopapas received a B.S. in science and engineering from Princeton University, an M.S. in chemical engineering practice from the Massachusetts Institute of Technology and an M.B.A. from Stanford Graduate School of Business. We believe that Ms. Protopapas is qualified to serve as a member of our Board of Directors based on her experience in the pharmaceutical industry, her business development expertise, and her insight into our business based on her service as our former President and Chief Executive Officer.
Class I Directors (Term Expires at 2027 Annual Meeting)
Willard H. Dere, M.D., has served as a member of our Board of Directors since March 2018. Dr. Dere has served as Chief Medical Officer of Angitia Biopharmaceuticals, a biotechnology company, since June 2023, and he has also served as Chief Advisor to the CEO since July 2022. In June 2022, Dr. Dere retired from the Utah Health Services Center, where he had served as Professor of Internal Medicine, B. Lue and Hope S. Bettilyon Presidential Endowed Chair in Internal Medicine for Diabetes Research, Co-Director of the Center for Genomic Medicine, Co-Director of the Clinical and Translational Science Institute since June 2014 and as Associate Vice President for Research since July 2019. Dr. Dere has served on the boards of directors of BioMarin Pharmaceutical Inc., a biopharmaceutical company, since July 2016, of Seres Therapeutics, Inc., a biotechnology company, since July 2017 and of Metagenomi, Inc., a genetic medicines company, since August 2021. He previously served as a director of Radius Health, Inc., a biopharmaceutical company, from November 2014 until its acquisition in August 2022. Dr. Dere received a B.A. and an M.D. from the University of California, Davis. We believe that Dr. Dere’s research, clinical and regulatory biopharmaceutical leadership experience qualify him to serve as a director.
Martin Huber, M.D., has served as our President and Chief Executive Officer since September 2023 and as a member of our Board of Directors since April 2020. Dr. Huber served as President and Head of R&D of Xilio Therapeutics, Inc., or Xilio, a biotechnology company, from June 2022 to September 2023. He served as Xilio’s President of R&D from August 2021 to June 2022 and as Chief Medical Officer from April 2020 to June 2022. Prior to that, he served as Senior Vice President, Chief Medical Officer at TESARO from September 2015 to January 2019, and after TESARO’s acquisition by GSK, he served as Senior Vice President, Clinical, from January 2019 to April 2020. Dr. Huber has served on the board of directors of Syndax Pharmaceuticals, Inc., a biotechnology company, since September 2021. Dr. Huber received a B.S. in biology from Texas Lutheran College and an M.D. from Baylor College of Medicine. We believe that Dr. Huber’s medical, clinical, and regulatory experience, as well as his insight into our business as President and Chief Executive Officer of our company, qualify him to serve as a director.

Information Regarding the Board of Directors and Corporate Governance
Director Independence
Under Nasdaq Listing Rule 5605, a majority of a listed company’s board of directors must generally be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent and, in the case of the audit committee and compensation committee, satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, in April 2025, the Board of Directors determined that each director other than Dr. Huber, who currently serves as our President and Chief Executive Officer, and Ms. Protopapas, who served as our President and Chief Executive Officer until September 10, 2023, representing six of our eight directors, or 75%, is “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board of Directors also determined that each of the current members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfies the independence standards for such committee established by Rules 10A-3 and 10C-1 under the Exchange Act and the Nasdaq rules, as applicable. In making such determination, the Board of Directors considered the relationships that each such non-employee director has with Mersana and all other facts and circumstances deemed relevant in determining their independence.
There are no family relationships among any of our directors or executive officers.
Board Skills and Expertise
Our Board of Directors assessed the skills that each member contributes to address the specific needs of the Company, as reflected below:

Expertise of Our Board of Directors
9
8
7
6
5
4
3
2
1
0
4
8
6
8
2
4
6
4
2
4
1
4
7
7
Accounting & Financial Reporting
Biotechnology Industry
Business Development & Strategic Transactions
Business Leadership and Operations
Chemistry, Manufacturing and Controls/Supply Chain
Clinical Operations
Corporate Governance
Finance, Investment and Capital Markets
Government, Regulatory and Public Policy
Human Capital and Executive Compensation
Information Security/Cybersecurity
Medicine
Product Development and Commercialization
Scientific Research and Drug Development

Board Meetings and Attendance
The Board of Directors held 10 meetings during the year ended December 31, 2024. Each of the directors attended at least 75% of the aggregate meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2024 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).
The non-employee directors of the Board of Directors regularly meet in executive session during regularly scheduled Board of Directors meetings, and the non-employee directors who serve on each of our standing committees regularly meet in executive session without management present during regularly scheduled meetings of such committees.
It is a policy of the Board of Directors that its members make every effort to attend our annual stockholder meetings. All of our directors attended the 2024 annual meeting of stockholders.
Board of Directors Leadership Structure
Our current Board leadership structure separates the positions of Chief Executive Officer and Chair of the Board of Directors, or Board Chair, although we do not have a corporate policy requiring that structure. The Board of Directors believes that this separation is appropriate for Mersana at this time because it allows for a division of responsibilities and the sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chair, who is an independent member of the Board of Directors, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board of Directors believes that this is the most appropriate structure at this time but, consistent with our Corporate Governance Guidelines, will make future determinations regarding whether or not to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.
The Board of Directors’ Role in Risk Oversight
The Board of Directors plays an important role in risk oversight at Mersana through direct decision-making authority with respect to significant matters, as well as through the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports by the Board of Directors and its committees on topics relating to the risks that Mersana faces, including those identified by management in its periodic enterprise risk management assessments, (2) the required approval by the Board of Directors (or a committee of the Board of Directors to which the Board of Directors has delegated such responsibility) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit, Compensation and Nominating and Corporate Governance Committees and (4) regular periodic reports from the auditors and other outside consultants, including our compensation consultant, regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting and our compensation policies and practices. The Board of Directors also relies on management to bring significant matters impacting Mersana to its attention. Members of our senior management team attend meetings of our Board of Directors and its committees and are available to address any questions or concerns raised by our directors related to risk management and any other matters.
Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for reviewing and discussing with management and our independent registered public accounting firm our system of internal controls, its financial and critical accounting practices and its policies relating to risk assessment and management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposures. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters. The Audit Committee also oversees cybersecurity matters, including with respect to the integrity of our information technology systems, processes and data, and the Audit Committee periodically reviews and assesses with management the adequacy of controls and security thereof, along with incident response and contingency plans in the event of a breakdown or security breach affecting our information technology systems. Furthermore, the Audit Committee meets privately with representatives from our independent registered public accounting firm as part of its oversight of our risk management.
Pursuant to the Compensation Committee’s charter, the Compensation Committee oversees risk management activities relating to our compensation policies and practices and to succession planning for the members of our senior management. Pursuant to the Nominating and Corporate Governance Committee’s charter, the Nominating and Corporate Governance Committee oversees risk management activities relating to the composition of our Board of Directors and succession planning for our Board of Directors.
The Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to Mersana’s operations. The Board of Directors acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to Mersana’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. A copy of our Code of Business Conduct and Ethics may be accessed free of charge by visiting our website at www.mersana.com and going to the “Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct and Ethics that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our website at www.mersana.com and going to the “Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office.
Our Board of Directors, our Chief Executive Officer and all other officers (other than the Chief Executive Officer) who report to the Chief Executive Officer or are “insiders” subject to Section 16 of the Exchange Act, or Senior Officers, are committed to setting a tone of integrity from the top. Mersana’s Code of Business Conduct and Ethics requires all Mersana directors, officers and employees to adhere to the highest standards of honest and ethical conduct. Our Code of Business Conduct and Ethics covers a variety of topics, including (i) complying with laws, rules, regulations and ethics, (ii) bribery and corruption, and (iii) conflicts of interest. In addition to our Code of Business Conduct and Ethics, our other policies are clearly defined and include guidance on topics including, but not limited to, corporate governance and avoiding insider trading. We provide all of our employees with initial training and reference materials and periodic refresh materials to reinforce this commitment to integrity and ethics in our business.
Board Committees
The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees, each of which is comprised solely of independent directors and is described more fully below. Each committee operates pursuant to a written charter, and each reviews and assesses the adequacy of its charter annually and submits its charter to the Board of Directors for approval. The charter for each committee is available on our website (www.mersana.com) under the “Governance” tab under the “Investors & Media” section. Additionally, each standing committee periodically performs, or participates in, under the oversight of the Nominating and Corporate Governance Committee, an evaluation of such committee against the requirements of the committee’s charter, the results of which are presented to the Board of Directors.
The following table describes which directors serve on each of the Board of Directors’ standing committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lawrence M. Alleva	Chair		X
Willard H. Dere, M.D.	X		Chair
Allene M. Diaz	X(1)	X
Kristen M. Hege, M.D.		X	X
David Mott		Chair

(1)
Ms. Diaz began serving as a member of our Audit Committee on April 1, 2025.

Audit Committee
Our Audit Committee is composed of Mr. Alleva, Dr. Dere and Ms. Diaz, with Mr. Alleva serving as Chair of the committee. Dr. Hack served as a member of the Audit Committee from January 1, 2024 through March 31, 2025. The Board of Directors has determined that each current member of the Audit Committee, as well as Dr. Hack at the time he served on the Audit Committee, meets or met the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. The Board of Directors has determined that Mr. Alleva is, and Dr. Hack, during the term of his service on the Audit Committee, was, an “audit committee financial expert” within the meaning of SEC regulations and applicable listing standards of Nasdaq.
The Audit Committee’s responsibilities include:
•
evaluating, determining the selection of, and, if necessary, determining the replacement or rotation of the independent auditor, the lead audit partner, and any other active audit engagement team;

•
pre-approving or approving all auditing services and all permitted non-audit services by the independent auditor and pre-approving the related fees;

•
ensuring the receipt of, reviewing, evaluating, and discussing formal written reports from the independent auditor regarding the auditor’s independence, engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity and independence, and taking, or recommending that the Board of Directors takes, appropriate action to oversee the independence of the independent auditor;

•
establishing hiring policies for employees or former employees of the independent auditors;

•
(i) obtaining and reviewing a report from the independent auditor describing the firm’s internal quality-control procedures and any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (ii) assessing the auditor’s independence and all relationships between the independent auditor and the Company;

•
obtaining assurance from the independent auditors that, to the extent applicable, Section 10A(b) of the Exchange Act has not been implicated;

•
reviewing with the independent auditor the overall scope and plans for audits and reviewing with the independent auditor any noteworthy audit problems or difficulties;

•
reviewing and discussing with management and the independent auditor the scope of the Company’s system of internal controls, its financial and critical accounting practices, and its policies relating to risk assessment and management;

•
reviewing disclosures about any significant deficiencies or material weaknesses in the design or operation of the Company’s system of internal controls and any fraud involving management or employees playing a significant role in the Company’s system of internal controls;

•
reviewing any special steps or remedial measures adopted in light of material control weaknesses or significant deficiencies, if any;

•
reviewing, to the extent applicable, the Company’s internal controls report and the independent auditor’s internal controls report prior to the filing of any reports;

•
reviewing with management the Company’s procedures and practices designed to provide reasonable assurance that (i) the Company’s books, records, accounts, and internal accounting controls are established and maintained in compliance with the Foreign Corrupt Practices Act of 1977 and similar laws and regulations to which the Company is subject, and (ii) there are adequate company-level controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with such laws and regulations;

•
receiving and reviewing reports of the independent auditor discussing (i) all critical accounting policies and practices used in the preparation of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles, or GAAP, that have been discussed with management, the ramifications of the use of such alternatives and the treatment preferred by the independent auditor and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•
discussing with management and the independent auditor changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures, and regulatory and accounting initiatives;

•
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements and management’s discussion and analysis of financial condition and results of operations of the Company prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q; discussing results of the annual audit and quarterly reviews and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, including Auditing Standard No. 1301; discussing with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgements and the clarity of disclosure in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

•
reviewing, or establishing standards for the type of information and the type of presentation of such information to be included in, earnings press releases;

•
discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, if any, that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies;

•
reviewing material pending legal proceedings and other contingent liabilities involving the Company;

•
establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•
assisting the Board of Directors in its oversight of risk;

•
overseeing the integrity of the Company’s information technology systems, processes, and data, and periodically, at its discretion, reviewing and assessing with management the adequacy of controls and security for the Company’s information technology systems, process and data and the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems; and

•
reviewing and approving all “related party transactions” in accordance with Company policy.

During the year ended December 31, 2024, the Audit Committee met seven times. The members of the Audit Committee regularly meet in executive session with representatives of Ernst & Young LLP without management present.
Compensation Committee
Our Compensation Committee is composed of Mr. Mott, Ms. Diaz, and Dr. Hege, with Mr. Mott serving as Chair of the committee. The Board of Directors has determined that each current member of our Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq and meets the independence criteria set forth in Rule 10C-1.
Our Compensation Committee’s responsibilities include:
•
reviewing and establishing the Company’s overall management compensation benefits philosophy and policies;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer evaluating the performance of the Chief Executive Officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board of Directors), recommending to the Board of Directors for approval the compensation level for the Chief Executive Officer based on such evaluation, with the deliberations and voting on the Chief Executive Officer’s compensation to be conducted without the Chief Executive Officer present;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Senior Officers, evaluating the performance of the Senior Officers in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determining and approving, or recommending to the Board of Directors for approval, the compensation levels for the Senior Officers;

•
making recommendations to the Board of Directors about the compensation of the members of the Board of Directors;

•
reviewing and administering the Company’s equity-based compensation plans, management incentive compensation plans and deferred compensation plans and making recommendations to the Board of Directors about amendments to such plans and the adoption of any new compensation plans;

•
recommending to the Board any ownership guidelines for the Chief Executive Officer, the Senior Officers, other executives and non-employee directors, and periodically assessing these guidelines and recommending revisions as appropriate;

•
approving, or recommending for approval by the Board of Directors, the implementation or revision of any compensation recovery or “clawback” policies of the Company, and overseeing the administration of such policies;

•
producing, if required, a compensation committee report on executive compensation for inclusion in the Company’s Annual Report on Form 10-K and its annual proxy statement;

•
reviewing and approving all employment contracts and other compensatory, severance, and change-in-control arrangements for the Chief Executive Officer and the Senior Officers;

•
establishing and reviewing policies and procedures with respect to perquisites;

•
reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking; reviewing and discussing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk; and

•
overseeing the maintenance and presentation to the Board of Directors of management’s plans for succession to senior management positions in the Company based on guidelines developed and recommended by our Compensation Committee to the Board of Directors.

Our Compensation Committee may delegate any of the responsibilities of the full committee described above to subcommittees and may delegate the determination of compensation under approved compensation programs to the Chief Executive Officer and/or Senior Officers, except that compensation actions affecting the Chief Executive Officer or Senior Officers may not be so delegated.
Additional information concerning the role of our Compensation Committee, and its processes and procedures, is set forth elsewhere in this proxy statement under “Compensation Discussion and Analysis — Executive Compensation Process.” Please also see the report of our Compensation Committee set forth elsewhere in this proxy statement.
During the year ended December 31, 2024, our Compensation Committee met seven times.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Mr. Alleva and Drs. Dere and Hege, with Dr. Dere serving as Chair of the committee. The Board of Directors has determined that each current member of our Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq.
The Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by the Board, receiving nominations for such qualified individuals and reviewing recommendations put forward by the CEO, and recommending to the Board of Directors the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the composition of the Board of Directors as a whole, including with respect to relevant criteria (thoughts, viewpoints, backgrounds, skills and business experiences);

•
recommending to our Board of Directors the classes of the Board of Directors on which nominees should serve;

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establishing a policy under which stockholders of the Company may recommend a candidate for consideration for nomination as a director;

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if a vacancy on the Board of Directors or any Board committee occurs, identifying and recommending to the Board qualified candidates to fill such vacancy;

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developing and recommending to the Board of Directors a set of corporate governance guidelines applicable to the Company that address, at a minimum, the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, (iv) director compensation, (v) director orientation and continuing education, and (vi) annual performance evaluations of the Board of Directors;

•
reviewing the corporate governance guidelines and recommending changes as necessary;

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articulating to each director what service on the Board of Directors entails;

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reviewing the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board, service of non-employee directors, the meeting frequency of the Board of Directors and the structure of Board meetings;

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recommending to the Board of Directors or to the appropriate committee thereof processes for annual evaluations of the performance of the Board of Directors and the appropriate committees thereof and overseeing such evaluation processes;

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reviewing the functions, duties, and composition of the committees of the Board of Directors;

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reviewing Company policies with respect to significant issues of corporate public responsibility;

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considering and reporting to the Board of Directors any questions of possible conflicts of interest of members of the Board of Directors;

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reviewing and overseeing the Company’s strategies regarding the management of environmental, social and governance matters, including related risks and opportunities, and periodically reviewing the Company’s public disclosures with respect to such matters, including in the review of these Company strategies a focus on the Company’s culture and enterprise efforts relating to fostering and maintaining a welcoming and supportive environment for all employees;
•
overseeing the systems and processes established by the Company to ensure compliance with the Company’s Code of Business Conduct and Ethics;

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providing for new director orientation and continuing education for existing directors on a periodic basis; and

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overseeing plans for director succession.

During the year ended December 31, 2024, the Nominating and Corporate Governance Committee met four times.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Non-Employee Director Compensation
We maintain an amended and restated non-employee director compensation policy, or the NED Compensation Policy, which provides that each of our non-employee directors (that being, each of our directors other than Dr. Huber) will receive the following compensation for service on our Board:
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an annual cash retainer of $40,000 ($70,000 for the Chair of our Board of Directors);

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an additional annual cash retainer of $5,000 for each non-employee director who is a member of our Compensation Committee ($10,000 for the Chair of our Compensation Committee);

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an additional annual cash retainer of $4,000 for each non-employee director who is a member of our Nominating and Corporate Governance Committee ($8,000 for the Chair of our Nominating and Corporate Governance Committee);

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an additional annual cash retainer of $7,500 for each non-employee director who is a member of our Audit Committee ($15,000 for the Chair of our Audit Committee);

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for any non-employee director who is first elected or appointed to our Board of Directors, an initial equity award; and

•
on an annual basis, for each non-employee director (other than a director who is first elected to our Board of Directors during the calendar year of such annual meeting of stockholders (including, for the avoidance of doubt, at the time of the annual meeting of stockholders)), an annual equity award.

Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves.
Any outstanding initial equity awards and annual equity awards granted to our non-employee directors automatically accelerate and become fully vested and exercisable upon the non-employee director’s death or termination of service due to disability or upon a change in control.
2024 Non-Employee Director Compensation
For the year ended December 31, 2024, any new non-employee director would have been eligible to receive a stock option to purchase 110,000 shares of our common stock. The stock options granted to non-employee directors upon the non-employee director’s initial election or appointment to our Board of Directors vest in equal quarterly installments over a three-year period following the date of grant, generally subject to such director’s continued service on each vesting date.
At the time of our 2024 annual meeting of stockholders, each of our then-serving non-employee directors, all of whom continued in office, was eligible to and did receive an annual equity award in the form of a stock option to purchase 55,000 shares of common stock on June 11, 2024, the date of our 2024 annual meeting of stockholders.
Furthermore, under our NED Compensation Policy each non-employee director may elect to convert all of his or her cash compensation for each calendar quarter in a year into either shares of common stock, or a Stock Retainer Grant, or a stock option to purchase shares of common stock, or an Option Retainer Grant. Any such election to convert cash compensation is referred to as a Retainer Grant Election. Each Retainer Grant Election must be submitted to our Chief Financial Officer in writing by no later than December 31 preceding each calendar year to which such Retainer Grant Election shall apply. A non-employee director may only make a Retainer Grant Election during a period in which Mersana is not in a quarterly or special blackout period under its insider trading policy and the non-employee director is not aware of any material non-public information. Once a Retainer Grant Election is properly submitted, it will be in effect for the full calendar year covered by the Retainer Grant Election. If a non-employee director timely makes a Retainer Grant Election, then on the first business day following the end of each calendar quarter, any non-employee director electing to receive a Stock Retainer Grant will be granted a number of shares of our common stock equal to (a) the aggregate amount of cash compensation otherwise payable to such non-employee director for the calendar quarter divided by (b) the closing sales price per share of our common stock on Nasdaq on the last day of such calendar quarter (or, if such date is not a market trading day, on the first market trading day thereafter), rounded down to the nearest whole share, and any non-employee director electing an Option Retainer Grant will be granted a stock option to purchase a number of shares of common stock having a grant date fair value equal to the aggregate amount of cash compensation otherwise payable to such non-employee director for such calendar quarter, with the number of shares of common stock determined in accordance with Accounting Standards Codification, or ASC, Topic 718, rounded down to the nearest whole share. Each Stock Retainer Grant and Option Retainer Grant will be fully vested on the applicable grant date. For 2024, Mr. Alleva elected to receive Option Retainer Grants. The equity grants made to Mr. Alleva in lieu of cash retainers for service in 2024 were made on April 1, 2024, July 1, 2024, October 1, 2024 and January 2, 2025. Each of our other non-employee directors received cash compensation in the year ended December 31, 2024.
All stock options granted to our non-employee directors pursuant to the NED Compensation Policy are non-statutory stock options granted pursuant to our 2017 Stock Incentive Plan, with an exercise price per share equal to the closing price of our common stock on Nasdaq on the date of grant and a term of 10 years from the date of grant (subject to earlier termination in connection with a termination of service).
A non-employee director may decline all or any portion of his or her compensation under the NED Compensation Policy by giving notice to us prior to the date such cash is earned or such equity awards are to be granted, as the case may be. None of our non-employee directors declined any of their compensation under the NED Compensation Policy in 2024.
The following table sets forth a summary of the compensation we paid to our non-employee directors during 2024. Dr. Huber, our President and Chief Executive Officer, received no compensation for his service as a director in 2024 and, as a result, is not included in the table below. The compensation received by Dr. Huber for his services as an employee is described in the “Executive Compensation — 2024 Summary Compensation Table” below and the accompanying narrative description.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
Lawrence M. Alleva	59,000	105,996	164,996
Willard Dere, M.D.	55,500	105,996	161,496
Allene M. Diaz	45,000	105,996	150,996
Andrew A. F. Hack, M.D., Ph.D.	47,500	105,996	153,496
Kristen M. Hege, M.D.	49,000	105,996	154,996
David Mott	80,000	105,996	185,996
Anna Protopapas	40,000	105,996	145,996

(1)
The aggregate number of shares of our common stock underlying stock options outstanding as of December 31, 2024, for non-employee members of the Board of Directors were: Mr. Alleva: 307,353; Dr. Dere: 238,476; Ms. Diaz: 168,046; Dr. Hack: 253,793; Dr. Hege: 290,689; and Mr. Mott: 262,267.

(2)
Amounts represent cash fees earned or paid to non-employee directors in 2024, including cash fees Mr. Alleva elected to receive in the form of stock options, which stock options were granted on April 1, 2024, July 1, 2024, October 1, 2024 and January 2, 2025, as set forth in the table below.

Name	Cash Fees Paid in the Form of Equity ($)	Shares Subject to Stock Options Granted in Respect of Cash Fees (#)
Lawrence M. Alleva	58,968	35,104
For Mr. Alleva, amounts represent the aggregate grant date fair value of stock option awards granted pursuant to his election to receive his annual retainer fees in the form of a stock option, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these equity awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report.

(3)
Amounts represent the aggregate grant date fair value of stock option awards granted to our non-employee directors in 2024, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these option awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report. Pursuant to SEC rules, the value of stock options granted to Mr. Alleva in connection with his election to receive his annual retainer fees in the form of stock options has not been included in this column and instead the amount of such retainer fees is included under “Fees Earned or Paid in Cash.”

Amendments to NED Compensation Policy
On December 4, 2024, upon the recommendation of the Compensation Committee, our Board of Directors approved the amendment of our NED Compensation Policy, or the Amended NED Compensation Policy. Under the Amended NED Compensation Policy, the cash retainer fees payable to our non-employee directors for service on our Board of Directors in 2025 did not change, and the ability to make a Retainer Grant Election to receive either stock options or shares of common stock in lieu of cash retainer fees did not change. However, under the Amended NED Compensation Policy, the initial equity award for which any newly elected or appointed non-employee director is eligible will take the form of a stock option to purchase 123,000 shares of our common stock. The shares subject to such initial equity award will vest in equal quarterly installments over a three-year period, subject to the non-employee director’s continuous service as a director on each vesting date. Additionally, under the Amended NED Compensation Policy, the annual equity award to be granted to each non-employee director who continues to serve as a non-employee director following each annual meeting of stockholders will take the form of a stock option to purchase 61,500 shares of common stock. The shares subject to such annual equity award will vest in full upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders of the Company, subject to the non-employee director’s continuous service as a director on each vesting date.
All stock options granted to our non-employee directors pursuant to the Amended NED Compensation Policy will be nonstatutory stock options granted pursuant to our 2017 Stock Incentive Plan, with an exercise price per share equal to the closing price of our common stock on Nasdaq on the date of grant and a term of 10 years from the date of grant (subject to earlier termination in connection with a termination of service).

Executive Officers
Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Martin Huber, M.D.	65	Chief Executive Officer and President; Director
Mohan Bala, Ph.D.	60	Senior Vice President, Chief Development Officer
Alejandra Carvajal	51	Senior Vice President, Chief Legal Officer
Brian DeSchuytner	47	Senior Vice President, Chief Operating Officer and Chief Financial Officer
Timothy B. Lowinger, Ph.D.	61	Senior Vice President, Chief Science and Technology Officer
Executive Officer Biographies
Biographical information, including business experience and public company board experience during the last five years, for our current executive officers, is set forth below. Biographical information for Martin Huber, M.D., our President and Chief Executive Officer, is included above under “Proposal No. 1 — Election of Directors — Directors Continuing in Office — Class I Directors (Term Expires at 2027 Annual Meeting).”
Mohan Bala, Ph.D., has served as our Senior Vice President, Chief Development Officer since September 2023, and prior to that he served as our Senior Vice President, Strategic Product Planning & Program Leadership from October 2021 to September 2023. Prior to joining Mersana, Dr. Bala served as Chief Operating Officer at Constellation Pharmaceuticals, a biotechnology company, from November 2020 to September 2021 and as Senior Vice President, Program Leadership from November 2019 to November 2020. Prior to that, from July 2018 to November 2019, Dr. Bala was Vice President, Development Program Lead, Immuno-Oncology at TESARO, where he had earlier served as Vice President, Product Value. Dr. Bala received a B.Tech. from IIT Madras (India) and his M.B.A. and Ph.D. in management science from the University of Chicago.
Alejandra Carvajal has served as our Senior Vice President, Chief Legal Officer since April 2021. Prior to joining Mersana, Ms. Carvajal served as the Chief Legal Officer and General Counsel of Momenta Pharmaceuticals, Inc., or Momenta, a biotechnology company, from October 2018 to March 2021. From June 2017 to October 2018, she served as the Vice President, Deputy General Counsel of Momenta. Ms. Carvajal received a B.A. from Harvard University and a J.D. from The Georgetown University Law Center.
Brian DeSchuytner has served as our Senior Vice President, Chief Operating Officer and Chief Financial Officer since September 2023 and prior to that served as our Senior Vice President, Chief Financial Officer from October 2021 to September 2023 and as our Senior Vice President, Finance and Product Strategy, from June 2019 until October 2021. Prior to joining Mersana, he served as Vice President, ZEJULA Commercial at TESARO from January 2017 to June 2019. Mr. DeSchuytner received a B.A. in biophysical chemistry from Dartmouth College and an M.B.A., concentrating in finance and health care management, from the Wharton School of the University of Pennsylvania.
Timothy B. Lowinger, Ph.D., has served as our Senior Vice President, Chief Science and Technology Officer since August 2019, and prior to that served as our Senior Vice President, Chief Scientific Officer since February 2008. Dr. Lowinger received a B.Sc. (Hons.) in chemistry and a Ph.D. in synthetic organic chemistry from the University of British Columbia.

Proposal No. 2 — Advisory Vote on Executive Compensation
We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, which added Section 14A to the Exchange Act. Our executive compensation program is designed to attract and retain qualified and talented executives, motivate such executives to achieve our business goals and reward them for short- and long-term performance with a simple and clear compensation structure. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term performance, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our stockholders and emphasize our pay-for-performance philosophy.
The section of this proxy statement titled “Executive Compensation,” including “— Compensation Discussion and Analysis,” describes in detail our executive compensation program and the decisions made by the Compensation Committee. As we describe in greater detail in the “— Compensation Discussion and Analysis” section, our executive compensation program rewards value creation for stockholders and progress towards achieving our business goals. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our Board of Directors believes that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.
Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or our Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or our Board of Directors (or any committee thereof). However, the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for named executive officers. In 2021, our Board of Directors recommended, our stockholders agreed and our Board of Directors thereafter concluded that our stockholders cast an advisory vote annually on the executive compensation of our named executive officers. The next stockholder advisory “say-on-frequency” vote will occur at our 2027 annual meeting of stockholders.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS PROPOSAL.

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, describes our compensation philosophy, the material elements and objectives of our compensation programs for our named executive officers and the factors, rationale and processes used to determine compensation for our named executive officers in 2024.
Our named executive officers for the year ended December 31, 2024 are as follows:
Named Executive Officer	Position
Martin Huber, M.D.	President and Chief Executive Officer; Director
Brian DeSchuytner	Senior Vice President, Chief Operating Officer and Chief Financial Officer
Mohan Bala, Ph.D.	Senior Vice President, Chief Development Officer
Alejandra Carvajal	Senior Vice President, Chief Legal Officer
Timothy B. Lowinger, Ph.D.	Senior Vice President, Chief Science and Technology Officer
Executive Summary
Business Overview
We are a clinical-stage biopharmaceutical company focused on developing antibody-drug conjugates, or ADCs, that offer a clinically meaningful benefit for cancer patients with significant unmet need. We have leveraged decades of industry learnings to develop two proprietary and differentiated ADC platforms: Dolasynthen and Immunosynthen. Dolasynthen is our cytotoxic ADC platform that is designed to generate site-specific, homogeneous ADCs. Dolasynthen allows for drug-to-antibody ratios, or DARs, to be optimized for specific targets and utilizes a proprietary auristatin payload that has been shown clinically to avoid dose-limiting severe neutropenia, peripheral neuropathy and ocular toxicity. Immunosynthen is our proprietary STING (stimulator of interferon genes)-agonist platform that is designed to generate systemically administered ADCs that locally activate STING signaling in both antigen-expressing tumor cells and in tumor-resident immune cells to unlock the anti-tumor potential of innate immune stimulation. We are utilizing these platforms to generate ADC product candidates for our company and collaborators that we believe have the potential to improve upon today’s standards of care.
Although currently approved ADCs are providing substantial benefits to certain patient populations and more product candidates are in development, we believe significant platform and payload limitations are preventing this therapeutic class from realizing its full potential. We are focused on developing novel platforms and payloads that can be utilized to create ADCs with meaningfully improved safety and efficacy for patients with a range of cancers. We believe that executing against the following strategic objectives will help us achieve our goal:
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Leverage Our ADC Platforms While Continuing to Innovate:   We believe that our two proprietary ADC platforms, Dolasynthen and Immunosynthen, can be utilized to develop impactful cytotoxic and immunostimulatory ADCs, respectively. These platforms were designed to address key limitations of today’s ADCs by reducing dose-limiting platform toxicities, avoiding payload resistance mechanisms and providing new payload alternatives. We believe continued platform, payload and product candidate innovation may enable us to become an ADC leader, and we have built a core team of internal research and discovery personnel that is seeking new and improved approaches to ADC design. Through these efforts, we aspire to identify and capitalize on opportunities to further differentiate our company within the field of ADCs and to maintain a robust and differentiated pipeline of product candidates.

•
Advance the Clinical Development of Emi-Le.   Emi-Le (emiltatug ledadotin/XMT-1660) is a B7-H4-targeting Dolasynthen ADC. We believe Emi-Le has the potential to address unmet needs for patients with a range of cancers that express B7-H4. In January 2025, we announced positive initial clinical data from dose escalation and backfill cohorts of our ongoing Phase 1 clinical trial of Emi-Le in patients with breast cancer, endometrial cancer, ovarian cancer and adenoid cystic carcinoma type 1. Based on the initial clinical data we reported in January 2025, we have advanced a dose of 67.4 mg/m2 administered every four weeks, or Q4W, into a dose expansion cohort in patients with triple negative breast cancer, or TNBC, who have received one to four prior treatment lines, including at least one prior topoisomerase-1 inhibitor, or topo-1, ADC.
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Advance the Clinical Development of XMT-2056.   XMT-2056 is a systemically administered Immunosynthen ADC that is designed to target a novel epitope of human epidermal growth receptor 2, or HER2, and to locally activate STING signaling in both tumor-resident immune cells and in antigen-expressing tumor cells in a target-dependent manner. We believe this approach may enable the treatment of patients with HER2-high or -low tumors as monotherapy and in combination with standard-of-care agents. In late 2023, we announced the resolution of a U.S. Food and Drug Administration, or FDA, clinical hold on our Phase 1 clinical trial of XMT-2056 in previously treated patients with advanced or recurrent solid tumors expressing HER2, including breast, gastric, colorectal and non-small cell lung cancers, and in the first half of 2024, we restarted the trial and advanced dose escalation. We continue to enroll patients in the dose escalation portion of the trial.

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Collaborate with Leading Organizations.   We believe that our ADC platforms and product candidates can be leveraged by existing and future collaborators to address significant unmet needs for broad global patient populations. We have established strategic research and development collaborations with Johnson & Johnson and Merck KGaA, Darmstadt, Germany for the research, development and commercialization of a select number of ADC product candidates leveraging our Dolasynthen and Immunosynthen platforms, respectively. We have also granted GSK an exclusive option for an exclusive global license to co-develop and commercialize XMT-2056.

2024 and Early 2025 Business Highlights
During 2024 and early 2025, we have been focused on the development of our next-generation ADCs, Emi-Le, which leverages our Dolasynthen platform, and XMT-2056, which leverages our Immunosynthen platform, while also supporting our collaborators. The events and developments highlighted below all contributed to the compensation decisions made by the Compensation Committee and the Board of Directors relating to performance in 2024:
•
We continued to advance the dose escalation portion of our Phase 1 clinical trial of Emi-Le throughout 2024, enrolling patients in both escalation and backfill cohorts across multiple dose levels and schedules.

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In January 2025, we announced positive initial clinical data from the dose escalation and backfill cohorts of the Phase 1 clinical trial of Emi-Le based on a December 13, 2024 data cut date, and we announced the initiation of the first dose expansion cohort of the clinical trial.

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In January 2025, we also announced that the FDA had recently granted an additional Fast Track designation to Emi-Le. This additional Fast Track designation is for the treatment of advanced or metastatic breast cancer in patients with HER2-low (IHC 1+ or IHC 2+/ISH –) or HER2-negative (IHC 0) disease, including TNBC, who have received a prior topo-1 ADC. Additionally, hormone-receptor positive patients should also have received or be ineligible for endocrine therapy. The FDA previously granted Fast Track designation to Emi-Le for the treatment of adult patients with advanced or metastatic recurrent TNBC.

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In the first half of 2024, we restarted our Phase 1 clinical trial of XMT-2056, which had previously been on clinical hold in 2023, and we advanced the dose escalation portion of this trial throughout the remainder of 2024.

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We continued to support our collaborators as they seek to discover and develop novel ADCs based on our Dolasynthen and Immunosynthen platforms and achieved certain early development milestones pursuant to our collaboration agreements with Johnson & Johnson and Merck KGaA, Darmstadt, Germany.

Compensation Governance Highlights
Our Compensation Committee regularly reviews our executive compensation programs and practices and those of other companies in our industry and our executive compensation peer group, as well as evolving trends in executive compensation, to ensure that our programs and practices continue to reflect our philosophy and remain competitive to encourage high performance, the execution of our strategy and the advancement of our preclinical and clinical programs. We believe that our compensation programs are grounded in sound practices and processes that align with industry best practices. Listed below are some of the compensation practices we employ in our executive compensation program that reinforce or are reflective of our philosophy.
What We Do	What We Don’t Do

✓
Maintain an industry- and size-appropriate peer group for benchmarking compensation

✓
Tie cash-based incentives to achievement of Company objectives

✓
Provide a majority of compensation in long-term equity incentives with multi-year vesting schedules

✓
Provide a competitive mix of fixed (e.g., base salary) and variable (e.g., bonus) compensation

✓
Evaluate the risk profile of our pay programs

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Set robust executive officer and non-employee director stock ownership guidelines

✓
Maintain a comprehensive compensation recoupment (clawback) policy applicable to both cash and equity incentive compensation

✓
Consult with an independent compensation advisor

✘
No employment arrangements that guarantee a certain compensation level or employment term

✘
No guaranteed salary increases or bonuses

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No single-trigger vesting in connection with a change-in-control for equity awards

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No special perquisites or personal benefits for executives

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No retirement plans other than our 401(k) and no special health or welfare benefits for executives

✘
No hedging or pledging or speculative transactions in our securities

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No tax gross-up provisions

Say-on-Pay Vote Results & Stockholder Outreach
At our 2024 annual meeting of stockholders, or the 2024 Annual Meeting, we conducted a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, in accordance with the Dodd-Frank Act. Approximately 99% of the votes cast by stockholders on this proposal, excluding broker non-votes and abstaining votes, were cast in favor of the compensation paid to our named executive officers in the year ended December 31, 2023. While this vote was a non-binding advisory vote, our Compensation Committee and Board of Directors take the voting results into account in determining the compensation of our named executive officers. Given the strong level of support evidenced by last year’s say-on-pay vote, among other factors, our Compensation Committee decided to maintain our general approach to executive compensation and made no significant changes to our executive compensation program for 2024 following such vote.
We engage in regular outreach with our stockholders throughout each year, including in advance of our annual meetings of stockholders. During the course of the conversations we held with stockholders in 2024, no stockholders offered any feedback on our executive compensation practices.
Our Compensation Committee and Board of Directors will continue to consider stockholder input and monitor our executive compensation program to ensure it aligns the interests of our named executive officers with the interests of our stockholders and adequately addresses any stockholder concerns that may be expressed in future votes. Consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding advisory vote on the frequency of future

“say-on-pay” votes conducted at our 2021 annual meeting of stockholders, our stockholders will continue to have an opportunity annually to cast an advisory vote in connection with compensation for our named executive officers.
Executive Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain and reward talented executives, to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of our stockholders. We operate in a highly competitive and rapidly evolving industry and in a principal geography — the greater Boston, Massachusetts area — in which competition for the highly-skilled personnel capable of enabling us to achieve our mission and execute on our corporate strategy is particularly fierce. In order to help us achieve our short- and long-term financial and operational goals, we intend for total compensation, which we define as base salary, incentive cash compensation, equity compensation and benefits, to be competitive in the biopharmaceutical marketplace in which we compete for talent.
The Compensation Committee retains the authority and flexibility to vary the compensation of any individual named executive officer from the targeted pay framework, based on the unique responsibilities and requirements of his or her position, his or her experience and qualifications, internal parity relative to similar positions within our company, and individual or Company performance relative to our performance goals and to our selected peer group to ensure appropriate pay-for-performance alignment. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, historically, a majority of the compensation for our named executive officers is long-term compensation, balanced with sufficient short-term incentives to encourage consistently strong performance.
Executive Compensation Process
Role of the Compensation Committee
Pursuant to its charter and in accordance with applicable Nasdaq listing standards, our Compensation Committee is responsible for assisting our Board of Directors in fulfilling its responsibilities relating to oversight of the compensation and benefits of our executive officers, employees, and directors and administering our compensation, benefit and equity-based plans. This responsibility includes oversight of the philosophy and policies that govern our overall management compensation and benefits and of the goals and objectives relevant to compensating our executive officers. Our Compensation Committee also oversees the preparation of our CD&A and our compliance with rules regarding our stockholder advisory say-on-pay votes and our stockholder advisory vote to determine the frequency with which we hold say-on-pay votes. Our Compensation Committee also reviews and establishes the compensation of our executive officers, other than our Chief Executive Officer, and makes recommendations to our Board of Directors with respect to our Chief Executive Officer’s compensation.
Our Compensation Committee periodically reviews and evaluates the components and effectiveness of our executive compensation program to ensure that our executive compensation program is consistent with our goals and aligned with our executive compensation peer group and the marketplace in which we compete for executive talent. In conducting these reviews and evaluations, our Compensation Committee utilizes the services of an independent compensation consultant, Pearl Meyer & Partners, LLC, or Pearl Meyer, to provide advice regarding executive compensation, including with respect to the composition of our peer group, to gather peer group and other relevant executive compensation information and trends, and to analyze this information.
Our Compensation Committee generally reviews and approves the base salary, annual cash bonus and annual long-term equity incentive awards for our executive officers at the beginning of each calendar year and will consider and approve, or recommend for approval by the Board of Directors, other compensation for our executive officers on an ad hoc basis.
Role of Management
Our Compensation Committee works with and receives information and analyses from our Chief Executive Officer and other members of our management team, including within our Human Resources,

Finance and Legal departments, and considers such information and analyses in determining the structure and amount of compensation to be paid to our executive officers. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding the base salaries, annual cash bonuses and equity incentive awards for our executive officers other than himself. Our management team provides information to our Compensation Committee regarding executive officer performance, market and peer group data and information, and management’s recommendations and proposals regarding executive officer compensation programs and decisions affecting base salaries, cash bonuses, long-term equity incentive compensation and other compensation-related matters, including the specific performance goals to be used in our annual cash bonus program. Our Human Resources department periodically purchases third-party compensation benchmark surveys and related industry information and, in cooperation with Pearl Meyer, prepares and provides analyses to assist our Compensation Committee’s evaluation and comparison of each element of executive compensation.
Our Compensation Committee may take into account these recommendations and information provided by our independent compensation consultant but is ultimately responsible for determining (or recommending, in the case of our Chief Executive Officer) the compensation of our executive officers.
Members of management, including certain of our executive officers, attend portions of our Compensation Committee’s meetings; however, executive officers, including our Chief Executive Officer, are not present during discussions and decisions regarding their respective performance and compensation.
Role of Compensation Consultant
Our Compensation Committee has the sole authority and right to engage, at our expense, one or more independent compensation consultants and advisors to assist the Compensation Committee in performing its responsibilities, including to obtain information, analysis and advice regarding our executive compensation program and decision-making. For 2024 and 2025, our Compensation Committee has engaged Pearl Meyer to assist it in this regard and sets the compensation for and oversees the work of Pearl Meyer. Pearl Meyer has not been retained by management to perform any work for our company other than projects that are performed at the direction of or with the approval of the Compensation Committee and that are intended to support discussions with and decisions by the Compensation Committee.
During 2024, Pearl Meyer attended meetings of and provided the following services to our Compensation Committee, including with respect to evaluations and decisions regarding 2024 and 2025 executive officer compensation:
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reviewing and recommending revisions to the executive compensation peer group we used in 2024 and the peer group we are using in 2025;

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providing compensation information for our peer group companies and competitive data for our executive officers, directors and our employees generally;

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reviewing and recommending the base salaries, annual cash incentive award opportunities and long-term equity incentive compensation opportunities of our executive officers;

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providing guidance on the structure of executive officer equity compensation, including whether to use a percentage of shares outstanding or value-based approach;

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evaluating how our executive compensation compares to our performance and to the executive compensation of the companies in our peer group;

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providing guidance on trends in executive officer compensation, corporate governance and regulatory issues and developments;

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providing analysis of our equity plan utilization and related metrics;

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reviewing our peer group and market equity compensation practices; and

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reviewing the “Compensation Discussion and Analysis” section of our proxy statement and reviewing and providing data for the other compensation-related sections of our proxy statement.

In determining to engage Pearl Meyer, our Compensation Committee considered Pearl Meyer’s independence, taking into consideration relevant factors, including the absence of other services provided to

Mersana by Pearl Meyer, the amount of fees Mersana paid to Pearl Meyer as a percentage of its total revenue, Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest, any business or personal relationships Pearl Meyer’s individual compensation advisors have with any executive officer of the Company or with any member of our Compensation Committee and any stock of the Company owned by Pearl Meyer and its individual compensation advisors. Our Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Pearl Meyer and its individual compensation advisors as compensation consultants to our Compensation Committee has not created any conflicts of interest, and that Pearl Meyer is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.
Peer Group Selection and Benchmarking
To inform executive compensation decisions and ensure the competitiveness of our executive compensation programs, our Compensation Committee benchmarks our executive compensation against the executive compensation of a peer group of publicly traded national and regional companies in the biopharmaceutical and biotechnology industries. Our Compensation Committee, with the assistance of Pearl Meyer, selects companies to include in our executive compensation peer group that on balance generally meet the following criteria at the time of selection:
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companies with a market capitalization similar to ours, such that we are also positioned near the median of the peer group;

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companies with both a stage of product development and clinical advancement and operating size (e.g., number of employees and annual research and development expense) that are similar to ours;

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companies with a similar therapeutic focus (oncology) to us; and

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companies that are headquartered in Massachusetts and are not co-domiciled.

Our Compensation Committee strives to identify a peer group of companies that generally reflects Mersana’s profile. Our market capitalization, employee headcount and annual research and development related expenses may change year over year, and the companies within our peer group may undergo similar changes, be acquired or, in some instances, reach a different stage of overall development or change therapeutic focus. Accordingly, with the assistance of Pearl Meyer and our management, our Compensation Committee annually reviews and, as appropriate, revises our peer group composition to ensure it continues to represent our overall profile on these metrics.
For purposes of executive compensation for 2024, our Compensation Committee worked with Pearl Meyer to evaluate our peer group in September 2023. During their review, our Compensation Committee and Pearl Meyer considered how, following their prior evaluation of our peer group in September 2022, ImmunoGen, Inc. had become a commercial-stage company; the market capitalization of each of Arcus Biosciences, Inc., Cogent Biosciences, Inc., Kura Oncology, Inc., Relay Therapeutics, Inc., and Replimune Group, Inc. had increased significantly, both above our market capitalization and $750 million as of August 2023, and therefore no longer met our market capitalization criterion; the market capitalization of each of Alaunos Therapeutics, Inc. and Pieris Pharmaceuticals, Inc. had decreased significantly, both below our market capitalization and $100 million as of August 2023, and therefore no longer met our market capitalization criterion; Forma Therapeutics Holdings, Inc., Jounce Therapeutics, Inc. and TCR Therapeutics, Inc. had each been acquired and were no longer publicly traded companies; and Seres Therapeutics, Inc. had significantly increased its employee headcount and no longer met our operating size criterion. In consultation with Pearl Meyer and management, in September 2023, our Compensation Committee modified our peer group to include companies with a market capitalization and stage of development more similar to ours, prioritizing selecting peers headquartered in Massachusetts and not co-domiciled and aiming to position us at the median of the peer group with respect to market capitalization, and selected the companies listed below as our executive compensation peers, or our 2024 Peer Group, to make executive compensation decisions following September 2023:

2024 Peer Group
Adicet Bio, Inc.*	Omega Therapeutics, Inc.*
Black Diamond Therapeutics, Inc.*	Prelude Therapeutics Incorporated*
C4 Therapeutics, Inc.*	Scholar Rock Holding Corporation
Cue Biopharma, Inc.	Tango Therapeutics, Inc.*
Foghorn Therapeutics, Inc.	TScan Therapeutics, Inc.*
IGM Biosciences, Inc.	Verastem, Inc.*
Ikena Oncology, Inc.*	Vor Biopharma, Inc.*
Inovio Pharmaceuticals, Inc.	Werewolf Therapeutics, Inc.*
iTeos Therapeutics, Inc.*	Zymeworks, Inc.
Monte Rosa Therapeutics, Inc.*

*
The companies marked with an asterisk were added to our 2024 Peer Group. The following companies from our 2023 Peer Group were removed from our 2024 Peer Group for the reasons described above: Alaunos Therapeutics, Inc.; Arcus Biosciences, Inc.; Cogent Biosciences, Inc.; Forma Therapeutics Holdings, Inc.; ImmunoGen, Inc.; Jounce Therapeutics, Inc.; Kura Oncology, Inc.; Pieris Pharmaceuticals, Inc.; Relay Therapeutics, Inc.; Replimune Group, Inc.; Seres Therapeutics, Inc. and TCR Therapeutics, Inc.

For purposes of executive compensation for 2025, our Compensation Committee again worked with Pearl Meyer to re-evaluate our peer group in September 2024. During their review, our Compensation Committee and Pearl Meyer considered how, following their prior evaluation of our peer group in September 2023, Ikena Oncology, Inc. had decided to pursue strategic alternatives and the market capitalization of Cue Biopharma, Inc. no longer met our market capitalization criterion. Additionally, the Compensation Committee and Pearl Meyer considered that Scholar Rock Holding Corporation’s area of therapeutic focus is not oncology, and other oncology-focused companies might constitute better peers for benchmarking purposes. In consultation with Pearl Meyer and management, in September 2024, our Compensation Committee modified our peer group to include companies with a market capitalization, stage of development and operating history as a public company more similar to ours, prioritizing selecting peers focused on oncology with product candidates in Phase 1 or Phase 2 clinical trials and aiming to position us at the median of the peer group with respect to market capitalization, and selected the companies listed below as our executive compensation peers, or our 2025 Peer Group, to make executive compensation decisions following September 2024:
2025 Peer Group
Adicet Bio, Inc.	Monte Rosa Therapeutics, Inc.
Black Diamond Therapeutics, Inc.	Omega Therapeutics, Inc.
C4 Therapeutics, Inc.	Prelude Therapeutics Incorporated
Century Therapeutics, Inc.*	Pyxis Oncology, Inc.*
CytomX Therapeutics, Inc.*	Tango Therapeutics, Inc.
Fate Therapeutics, Inc.*	TScan Therapeutics, Inc.
Foghorn Therapeutics, Inc.	Verastem, Inc.
IGM Biosciences, Inc.	Vor Biopharma, Inc.
Inovio Pharmaceuticals, Inc.	Werewolf Therapeutics, Inc.
iTeos Therapeutics, Inc.	Zymeworks, Inc.

*
The companies marked with an asterisk were added to our 2025 Peer Group. The following companies from our 2024 Peer Group were removed from our 2025 Peer Group for the reasons described above: Cue Biopharma, Inc.; Ikena Oncology, Inc. and Scholar Rock Holding Corporation.

When setting executive pay levels, our Compensation Committee generally references competitive ranges of our peer group for cash compensation (base salary and annual performance-based cash bonuses)

and equity incentive compensation. While we do not have a stated policy or principle for the allocation of compensation, we generally emphasize equity incentive compensation versus cash to retain our executives, align their interests with those of our stockholders and emphasize our pay-for-performance philosophy. Our Compensation Committee may adjust actual compensation levels with respect to our executives to reflect experience, performance levels and market factors as deemed appropriate by our Compensation Committee or the Board of Directors.
In addition to reviewing the executive compensation programs and practices of our peer group, because we compete for executive talent with many companies throughout the biopharmaceutical and biotechnology industries, our Compensation Committee also reviews and considers the executive compensation practices of companies in the broader biopharmaceutical and biotechnology sector as reported by Pearl Meyer or by comparable third parties through industry surveys and research.
Elements of Our Executive Compensation Program
There are three primary components of our executive compensation program:
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base salary;

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annual cash bonuses based on individual and corporate performance; and

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equity incentive awards, in the form of stock options and restricted stock units, or RSUs.

In addition to these primary elements of executive compensation, we also offer our executive officers broad-based health and welfare benefits and 401(k) plan benefits consistent with the benefits we provide to our other full-time, salaried employees. Our Compensation Committee believes that each primary component of executive compensation must be evaluated and determined with reference to our peer group and other competitive market data, individual and corporate performance, our recruiting and retention goals, internal equity and consistency, and other factors and information it deems relevant. We strive to provide our executive officers with a balance of short-term and long-term equity incentives to encourage and reward consistently strong performance. Ultimately, the objective in setting the balance between long-term and short-term compensation is to ensure adequate base and short-term incentive compensation to attract and retain talent, while providing incentives to maximize long-term value for our Company and our stockholders.
These primary components of our executive compensation program are described in more detail below.
Base Salary
The purpose of base salary compensation is to attract and reward each executive with a competitive level of fixed cash compensation that is paid regularly throughout the year. Base salary is the only element of compensation that is fixed; the remainder and majority of each executive officer’s potential compensation is composed of variable compensation that is designed to incentivize shorter-term (annual) or longer-term performance of the Company.
In assessing what the market would pay as base salary for a given executive officer position, our Compensation Committee (and, in the case of our Chief Executive Officer, our Board of Directors) relies on compensation information from our executive compensation peer group, as well as compensation benchmark surveys we purchase (see the section titled “Peer Group Selection and Benchmarking” above). Our Compensation Committee targets the 50th percentile of our peer group for executive officer base salary compensation. An individual executive officer’s base salary, however, may vary from the 50th percentile peer group-level for the officer’s position based on the officer’s experience, knowledge, skills, education, performance and contributions to the Company. For example, for an executive officer that the Compensation Committee believes has extensive experience and greater knowledge and skills for the relevant position or has significantly contributed to our performance may have a base salary that is greater than the 50th percentile of our peer group for a comparable position. We do not provide any automatic base salary increases to our executive officers.
Our Compensation Committee, with input from our Chief Executive Officer as to executive officers other than himself, reviews and evaluates each executive officer’s base salary during the fourth quarter of each year, and our Board of Directors, based on the recommendation of our Compensation Committee, reviews and evaluates our Chief Executive Officer’s base salary at the same time; final decisions regarding any changes to such base salary are typically finalized in the first quarter of the following year, retroactive to January 1. In connection with this review and evaluation, our Compensation Committee (or, in the case of our Chief Executive Officer, our Board of Directors) may adjust an executive officer’s base salary, if appropriate, based on the officer’s individual performance and contributions during the preceding year, changes or expected changes in the scope of the officer’s responsibilities, including as a result of a promotion, changes in the base salary range of compensation at our peer group companies, the growth of or changes in our operations and the expected ease or difficulty of replacing the executive with a well-qualified replacement. Our Compensation Committee and Board of Directors also take into consideration general compensation trends within the biotechnology and biopharmaceutical industries, including trends with respect to companies that are headquartered in the Boston, Massachusetts area or another significant biotechnology market.
2024 Base Salaries
In January 2024, our Compensation Committee (or our Board of Directors, in the case of Dr. Huber) reviewed and evaluated the base salaries of our executive officers as compared to benchmarking data for our 2024 Peer Group, taking into account additional responsibilities assumed by Dr. Bala and Mr. DeSchuytner in late 2023 and the fact that Dr. Huber’s 2023 base salary had been established in September 2023 upon his appointment as our President and Chief Executive Officer. The Compensation Committee (or our Board of Directors, in the case of Dr. Huber), also considered the individual performance of our executive officers in 2023 in approving the 2024 annual base salary for each of our named executive officers shown in the below table.
Name	2023 Annual Base Salary	2024 Annual Base Salary	% Increase from 2023
Martin Huber, M.D.	$625,000	$632,500	1.2%
Brian DeSchuytner	$444,475	$500,000	12.5%
Mohan Bala, Ph.D.	$430,500	$470,000	9.2%
Alejandra Carvajal	$430,560	$455,000	5.7%
Timothy B. Lowinger, Ph.D.	$470,063	$485,000	3.2%
Annual Performance-Based Cash Compensation
The purpose of our annual cash incentive program is to provide short-term variable cash compensation to incentivize and reward our executive officers to achieve or exceed our annual corporate goals as well as each officer’s annual personal goals. This element of compensation reinforces our pay-for-performance philosophy and incentivizes shorter-term (annual) performance. Each executive officer is eligible for a target bonus determined as a percentage of his or her annual base salary. Our Compensation Committee (or our Board of Directors, in the case of our Chief Executive Officer) determines these target bonus percentages for each executive officer position primarily based on the range of target bonus percentages for similar positions at companies in the peer group. Our Compensation Committee (or our Board of Directors, in the case of our Chief Executive Officer) annually reviews and evaluates each executive officer’s target bonus percentage. Because target bonus percentages by position tend not to be as dynamic as base salary compensation, changes to an executive officer’s target bonus percentage tend to occur less frequently than changes in base salary. The target bonus percentage for each of our named executive officers other than our Chief Executive Officer for 2024 was 40%, and the target bonus percentage for our Chief Executive Officer in 2024 was 60%.
In June 2017, our Board of Directors adopted our 2017 Cash Bonus Plan, or the Bonus Plan. The Bonus Plan governs the determination and payment of annual bonus amounts to certain of our executive officers and key employees. Under the Bonus Plan, each eligible employee is eligible to receive an annual bonus based on the achievement of certain performance criteria established by the Compensation Committee at the beginning of the year.

For annual incentive bonus determinations pursuant to the Bonus Plan, we vary the weighting of personal and corporate goal performance by level within the Company, with greater emphasis placed on corporate performance for our more senior employees. Even among our executive officers, a greater emphasis is placed on corporate performance for our Chief Executive Officer than for our other executive officers, with 100% of the weight attributed to corporate goal performance for our Chief Executive Officer, as compared to 75% of the weight attributed to corporate goal performance and 25% of the weight attributed to individual performance, as subjectively determined by our Compensation Committee in consultation with our Chief Executive Officer, for our other executive officers. We believe this policy aligns our Chief Executive Officer’s performance with that of the Company as a whole and aligns our other executive officers’ performance with the Company as a whole while still incentivizing personal performance, which is generally more aligned with the performance of the functional area that each executive officer leads. In addition, our executive officers have a greater opportunity to significantly impact our corporate goal performance given their positions and responsibilities. With respect to the individual performance weighting for each executive officer other than our Chief Executive Officer, each such executive officer can achieve up to 130% of such portion of his or her target bonus based on the individual performance ranking achieved in such year. The formula utilized to calculate each executive officer’s, other than our Chief Executive Officer’s, annual incentive bonus is as follows:
At the end of the year or early in the following calendar year, our Compensation Committee reviews our performance and the individual performance of each of our executive officers, including our named executive officers other than the Chief Executive Officer, to determine the amount of annual bonus payments to be paid for the year. It is at our Compensation Committee’s discretion to grant individual awards at, below, or above target based on corporate performance and, for each executive other than the Chief Executive Officer, individual performance. In January 2025, our Board of Directors approved the 2024 annual bonus payment to our Chief Executive Officer based on our Compensation Committee’s recommendation, and our Compensation Committee approved the 2024 annual bonus payments to the other executive officers. See the immediately following “2024 Corporate Performance Goals” section below for information about how these amounts were calculated for each of our named executive officers.
2024 Corporate Performance Goals
In January 2024, our Compensation Committee approved corporate performance goals and weighting for calendar year 2024, and our employees, including our named executive officers (other than our Chief Executive Officer) established individual goals for 2024.
The weightings for the 2024 Corporate Goals are as set forth under “Potential Base Points” in the table below. The total number of points, if all specified goals were achieved, added to 100 points, which would yield a payout of 100% of the portion of each named executive officer’s target annual bonus based on corporate performance. We purposely set our goals at challenging levels and believe that achieving a corporate performance percentage exceeding 100% would be based on the Compensation Committee’s determination of exceptional corporate performance. With the exception of 2023, our Compensation Committee has historically set stretch goals for each year that, if achieved, could contribute a specified number of additional points and yield a maximum potential corporate performance level in excess of 100%. In 2024, our Compensation Committee approved several stretch goals, which, if achieved, would have contributed up to 25 additional points, yielding a maximum potential corporate performance level of 125%. In light of these potential corporate goal achievement levels and the weighting of corporate and personal goals under our Bonus Plan, in 2024, Dr. Huber was eligible to receive a maximum of 125% of his target bonus, and each of our other executive officers was eligible to receive a maximum of 126.25% of his or her target bonus.
In January 2025, our Compensation Committee evaluated our achievement of the 2024 Corporate Goals. The Compensation Committee considered whether we had achieved specific objectives underlying each of the foregoing corporate performance goals; management’s self-assessment; and our overall corporate performance in 2024. Based on these considerations, the Compensation Committee determined that we had achieved many but not all of our 2024 Corporate Goals. As a result, the Compensation Committee approved 85% (85 out of 100 base points, with no stretch goals achieved) achievement of our 2024 Corporate Goals.
Goals	Potential Base Points	Actual Base Points
Clinical Advancement of Emi-Le and XMT-2056
• Advance Emi-Le Phase 1 clinical trial and engage in related strategic planning activities	50	45
• Re-initiate and advance Phase 1 clinical trial of XMT-2056	25	22
Pipeline & Collaborations
• Support strategic collaborations and advancement of Dolasynthen and Immunosynthen preclinical assets	10	8
Corporate
• Maintain a strong balance sheet to support strategic objectives for our platforms and product candidates	10	5
• Maintain and continue to build a strong organization	5	5
Total	100	85
2024 Individual Performance
The performance for the 2024 fiscal year of each of our executive officers, other than our Chief Executive Officer, was reviewed by our Compensation Committee in consultation with our Chief Executive Officer, and each executive’s performance was then subjectively assessed. Our Compensation Committee, after consulting with our Chief Executive Officer, assigned an individual achievement percentage for each such executive. For 2024, the target annual bonus for each named executive officer and the corporate and individual goal weighting and achievement, and the amount paid to those individuals, is as set forth in the table below.
After calculating potential bonuses payable to our executive officers (other than our Chief Executive Officer) pursuant to our Bonus Plan based on individual and corporate achievement, the Compensation Committee elected to exercise its downward discretion with respect to bonuses payable under our Bonus Plan by capping overall effective individual achievement for our executive officers (other than Dr. Huber, whose bonus does not reflect an individual performance component) at 100%. The Compensation Committee intended for this cap to reflect that, despite the strong leadership of our executive officers, the Company had neither achieved all of its 2024 Corporate Goals nor any 2024 fiscal year stretch goals, and to more closely align executive pay with its assessment of Company performance for the year.
Based on the above, the Compensation Committee (or, in the case of our Chief Executive Officer, our Board of Directors) awarded 2024 bonuses, paid in cash during the first quarter of 2025, to our named executive officers as follows:

Name and Position	Target Bonus (% of Base Salary)	Corporate Goal Achievement	Weight of Corporate Goal Achievement	Individual Performance Achievement	Effective Individual Performance Achievement	Weight of Individual Performance Achievement	Bonus Amount Paid ($)	Bonus Amount Paid (% of Target Bonus)
Martin Huber, M.D., President and Chief Executive Officer	60%	85%	100%	—	—	—	$322,575	85%
Brian DeSchuytner, Senior Vice President, Chief Operating Officer and Chief Financial Officer	40%	85%	75%	110%	100%	25%	$177,500	88.75%
Mohan Bala, Senior Vice President, Chief Development Officer	40%	85%	75%	110%	100%	25%	$166,850	88.75%
Alejandra Carvajal, Senior Vice President, Chief Legal Officer	40%	85%	75%	100%	100%	25%	$161,525	88.75%
Timothy B. Lowinger, Ph.D., Senior Vice President, Chief Science & Technology Officer	40%	85%	75%	100%	100%	25%	$172,175	88.75%
Long-Term Equity Incentive Compensation
Long-term equity incentive compensation is the largest portion of each executive’s overall compensation and is variable and at-risk. Because the drug development process is lengthy, generally taking many years and requiring long-term investments that have a substantial risk of failure, we believe it is appropriate that this element of compensation represents the largest potential portion of each executive’s overall compensation to focus our executive officers on long-term success. This element of compensation is generally comprised of equity awards that we grant in connection with the start of each executive officer’s employment and annual grants, typically in January of each calendar year, of long-term equity incentive equity awards. These equity awards generally vest over several years to focus our executives on our success over a multi-year period and promote the retention of our executive officers. Our Compensation Committee may also grant, or recommend that the Board of Directors grant, additional equity awards to our executive officers from time to time, though we have not historically relied on such “off-cycle” awards as a meaningful component of our overall executive compensation philosophy.
We also design our long-term equity awards to remain competitive in the recruitment and retention of executive officers and other employees. We generally target both our annual awards and new hire awards of long-term equity incentive compensation to be at approximately the median of our peer group, when considering the size of awards on an option-equivalent, percentage-of-shares-outstanding basis. Like short-term incentive compensation, no executive officer is guaranteed to receive any equity awards or awards of a certain value.
Since 2020, we have used a combination of stock options and RSUs as the primary equity award instruments for long-term equity incentive compensation. This practice is consistent with the long-term equity incentive compensation practices of our peer group. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price equal to the closing price of our common stock on the date of grant. Each RSU represents a contingent right to receive one share of our common stock. Stock options and RSUs typically vest over four years subject to the executive’s continued service with us; awards to newly hired executive officers typically have an initial one-year cliff vesting feature, while annual awards do not. We believe these features provide an appropriate long-term equity incentive and reward the option holder only to the extent that our stock price increases and stockholder value increases. As a company that relies heavily on the use of stock options and RSUs to align the interests of employees, including our named executive officers, with the interests of stockholders, we do not believe that the accounting grant date fair value should be the primary determinant of award size. Stock prices of non-commercial drug development companies are highly volatile and influenced by factors outside of our control. As a result, value-based determinations can be difficult because employees may be rewarded with more shares due to decreases in our stock price or penalized with fewer shares due to increases in our stock price even over short time periods.
As with the other elements of compensation, our Compensation Committee, with the assistance of Pearl Meyer, reviews preliminary market-based recommendations for annual equity awards and awards made in connection with an executive’s hire or promotion based on our peer group and survey data. Our Compensation Committee then considers recommendations from our Chief Executive Officer for equity awards for executive officers (other than himself) and approves equity awards for all of our executive officers, with the exception of our Chief Executive Officer, whose grant is approved by our Board of Directors upon the recommendation of our Compensation Committee. In evaluating the target size of equity grant awards for executive officers, our Compensation Committee takes into consideration market and peer group data regarding long-term incentive compensation to ensure our grants are competitive. We balance this with a consideration of the aggregate number of share-based awards we expect to grant during the calendar year as compared to the total number of shares outstanding, which is referred to as our burn rate, and the number of share-based incentive awards outstanding and available as compared to the total number of shares outstanding, which is referred to as our overhang. Our Compensation Committee also takes into consideration each executive officer’s performance and contributions to the company, the recommendations of our Chief Executive Officer (except with respect to himself) and the amount of the executive officer’s owned, vested and unvested equity holdings.
January 2024 Annual Equity Awards
For annual equity awards to our executives in 2024, our Compensation Committee determined it was again appropriate to target approximately 75% of the value of long-term equity incentive compensation in the form of stock options and the remaining approximately 25% of the value in the form of RSUs. The Compensation Committee believed that this equity mix helps to ensure that opportunities to recognize additional financial benefits remains tied to stock performance (through stock options) and to promote retention (via RSUs that vest over time to deliver comparable value to stock options as of the grant date while using fewer authorized shares). Additionally, the Compensation Committee considered that Dr. Huber’s employment with the Company had commenced in September 2023, at which time he had received a significant new hire equity award, and determined that his 2024 annual equity award should be effectively adjusted to reflect his partial-year service.
After considering the factors described above, in January 2024, our Compensation Committee approved annual grants to our named executive officers (other than our Chief Executive Officer) of the stock options and RSUs shown in the table below, and our Board of Directors approved the annual grant shown below to Dr. Huber, our Chief Executive Officer.
Name	Stock Options (#)(1)	RSUs (#)(2)
Martin Huber, M.D.	199,125	44,250
Brian DeSchuytner	262,500	58,333
Mohan Bala, Ph.D.	262,500	58,333
Alejandra Carvajal	225,000	50,000
Timothy B. Lowinger, Ph.D.	225,000	50,000

(1)
Each of these stock option awards has an exercise price of $3.02 and vests in equal quarterly installments over the first four years after the vesting commencement date, January 15, 2024, subject to continued employment through the applicable vesting date.

(2)
These RSUs vest over four years in four equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.

Benefits Programs and Perquisites
Our executive officers, including our named executive officers, are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, on the same basis as our other salaried employees. We pay the premiums for term life insurance and disability insurance for all of our employees, including our named executive officers. We do not maintain any defined benefit pension or non-qualified deferred compensation plans.
All of our full-time employees in the United States, including our named executive officers, are eligible to participate in our 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code. Pursuant to our 401(k) plan, employees may elect to defer their eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits and to have the amount of this deferral contributed to our 401(k) plan. The 401(k) plan also permits us to make discretionary employer contributions and matching contributions, subject to IRS limits. For 2024, we matched one hundred percent (100%) of the first four percent (4%) of the eligible compensation contributed by participating employees, up to seven thousand dollars ($7,000), which matching contributions are fully vested upon contribution.
We do not provide any other perquisites or personal benefits to our named executive officers, and we do not provide any tax gross-up payments to our named executive officers.
Other Features of our Executive Compensation Program
Executive Employment Agreements
Each of our named executive officers is party to a letter agreement with us that sets forth the terms and conditions of the executive’s employment with us. Each letter agreement provides for at-will employment with us. Each letter agreement sets forth the executive’s base salary, which is eligible for potential discretionary merit increases, and target annual bonus (expressed as a percentage of base salary). Each of our named executive officers is also party to our standard nondisclosure, noncompetition and assignment of intellectual property agreement. Pursuant to their letter agreements, each of the named executive officers is also entitled to certain compensation and benefits upon termination of his or her employment in certain circumstances, including following a change in control. We believe that these severance benefits are an important element of our executive compensation and retention program, particularly in the context of a corporate transaction where provision of such benefits eliminates, or at least reduces, the potential reluctance of our executive officers to diligently consider and pursue potential transactions that may be in the best interests of our stockholders. We also believe that our severance arrangements with our named executive officers are consistent with compensation arrangements provided in a competitive market for executive talent and that the events triggering payment represent appropriate hurdles for the severance benefits. The severance benefits provided under these letter agreements are described under “— Payments on Termination of Employment or Change in Control Benefits” below.
Other Compensation Policies/Assessments
Risk Assessment
Our Compensation Committee recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize personal compensation. To minimize such risk, our Compensation Committee reviews at least annually the overall structure and components of our compensation program and, with respect to our executive officers, the levels of compensation under such program. Our Compensation Committee has reviewed our compensation program and has determined that it does not encourage inappropriate actions or risk taking and is not reasonably likely to have a material adverse effect on our business. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage our executive officers to assume excessive risks. We believe that our compensation programs, current business process and planning cycle foster the behaviors and controls that would mitigate the potential for adverse risk, including the following:
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base salaries that are consistent with our executive officers’ responsibilities and market data and that are established to ensure that our executive officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;

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corporate objectives for our annual bonus program for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;

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the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests; and

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stock option and RSU awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Clawback Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required, in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, to reimburse Mersana for any bonus or other incentive-based or equity-based compensation they received.
In addition, in September 2022, in part in response to feedback from our stockholders and others, we adopted a clawback policy applicable to our executive officers, our principal accounting officer and such other employees or classes of employees as our Board of Directors may determine from time to time, or the Covered Persons. Effective October 2, 2023, we amended and restated our clawback policy to comply with Nasdaq Listing Rule 5608. The Mersana Therapeutics, Inc. Amended and Restated Clawback Policy, or the Amended and Restated Clawback Policy, covers cash and equity incentive-based compensation paid to such Covered Persons that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure and provides that if (i) we are required to prepare an accounting restatement for periods that end after the effective date of the policy and (ii) a current or former Covered Person received incentive-based compensation based on erroneous data, we will attempt to recover from such Covered Person any excess incentive-based compensation received by that Covered Person during the three-year period preceding the date on which we are required to prepare the restatement. Additionally, the Amended and Restated Clawback Policy provides that if (i) we are required to prepare an accounting restatement for periods that end after the effective date of the policy, (ii) a current or former Covered Person received incentive-based compensation based on erroneous data, and (iii) our Compensation Committee determines that such Covered Person’s acts or omission caused or partially caused the circumstances requiring the restatement, and such Covered Person’s acts or omissions involved either intentional misconduct or an intentional violation of our rules or any applicable legal or regulatory requirement or fraud in the course of such Covered Person’s employment or other engagement with us, our Compensation Committee may seek to recover from any current or former Covered Person up to all of the incentive-based compensation received by such Covered Person during the three-year period preceding the date on which we are required to prepare the restatement.
Stock Ownership Guidelines
In September 2022, in part in response to feedback from our stockholders and others, we adopted stock ownership guidelines applicable to our non-employee directors and our executive officers intended to further align the interests of our leadership with those of our stockholders. The stock ownership guidelines require that our Chief Executive Officer must hold equity worth at least three times his or her base salary, that each of our other executive officers must hold equity worth at least one times his or her base salary, and each of our non-employee directors must hold equity worth at least three times of the cash portion of the base annual retainer for regular service on the Board of Directors. The following forms of equity will count toward the ownership guidelines: shares owned outright, vested and unvested restricted stock units and any other vested grants or account balances under share-based company compensation plans. Unexercised, vested stock options and unvested stock options will not count toward the ownership guidelines. Compliance with the guidelines will be determined as of June 30 each year, and newly promoted, appointed or elected persons have five years to achieve compliance with the guidelines. Our executive officers and non-employee directors who were serving at the time we adopted the stock ownership guidelines are expected to accumulate the applicable stock ownership level by June 30, 2028, which also reflects a five-year period following adoption to achieve compliance with the guidelines. Dr. Huber is also expected to accumulate the applicable stock ownership level by June 30, 2028, which is the annual determination date occurring in the calendar year of the fifth anniversary of his commencement of employment as an executive officer.
Insider Trading Policies and Procedures
We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of Company securities by our directors, officers, employees, designated consultants and other covered persons. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Hedging and Pledging Restrictions and Other Policies
Our insider trading policy also prohibits our employees, including our named executive officers, as well as our directors and certain family members, associated individuals and controlled entities of our employees and our directors, from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our securities at any time. In addition, persons subject to the policy are prohibited from holding Mersana securities in a margin account or otherwise pledging our securities as collateral for a loan. Our window period policy provides that certain of our employees, including our executive officers, and our non-employee directors are required to limit their transactions in the Company’s stock to defined time periods following public dissemination of quarterly and annual financial results. All of our employees, including our executive officers, and our non-employee directors are required to seek pre-clearance from our Chief Legal Officer or her designee prior to engaging in transactions in the Company’s stock.
Policies and Practices Related to the Grant of Equity Awards
We grant stock options and/or RSUs (depending on employee level) to our employees and grant stock options to our directors on an annual basis. We also grant stock options and/or RSUs (depending on employee level) to individuals upon hire or promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the last fiscal year, neither our Board of Directors nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of stock options or RSUs, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
While we do not have any policy or obligation that requires us to grant equity awards on specified dates, annual equity grants to employees are typically approved and granted in the middle of January. Equity grants to newly hired employees are typically made on the first business day of the month following commencement of employment. Equity grants to newly promoted employees are typically made in mid-January for promotions effective January 1 and on the first business day of August for promotions effective July 1, though the Compensation Committee or the Board of Directors may also approve promotion equity awards on an ad hoc basis in the event of off-cycle promotions. Our annual stock option grants to non-employee directors are made pursuant to our non-employee director compensation policy then-in effect and are automatically effective on the date of our annual meeting of stockholders. During the year ended December 31, 2024, we did not grant stock options or RSUs to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Accounting and Tax Considerations
Under ASC 718, the Company is required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Talent Development and Culture
Mersana’s mission is to discover and develop life-changing antibody-drug conjugates (ADCs) for patients fighting cancer, which is a leading cause of death in the United States and globally. The development of novel ADC candidates requires significant resources, a broad range of capabilities, and highly specialized expertise. To help us meet this challenge, we focus on identifying and attracting talent with a variety of backgrounds and perspectives, treating our workforce impartially and justly, while fostering a collaborative culture built on a foundation of respect, acceptance and connection.
As we advance our science, we are also focused on providing our employees with access to professional development opportunities to further enhance their skill sets and capabilities. We believe that high performance and effective cross-functional collaboration requires mutual respect, camaraderie, exposure to a range of perspectives, and above all, a commitment to working and learning together. Ultimately, these efforts reflect our drive to deliver new therapies for patients with cancer, and to support the patients we serve and the communities in which we live and work.
Report of the Compensation Committee of the Board of Directors
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
This report of the Compensation Committee is not “soliciting material,” shall not be deemed “filed” with the Securities and Exchange Commission and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Compensation Committee.
Members of the Compensation Committee of Mersana Therapeutics, Inc.
David Mott, Chair
Allene M. Diaz
Kristen M. Hege, M.D.
2024 Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to our named executive officers in respect of their service to the Company for the fiscal years ended December 31, 2024, and, if applicable, December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Martin Huber, M.D.(5) President and Chief Executive Officer	2024	632,500	133,635	518,044	322,575	7,000	1,613,754
	2023	194,311	880,440	1,133,300	110,466	282,733(6)	2,601,249
Brian DeSchuytner Senior Vice President, Chief Operating Officer and Chief Financial Officer	2024	500,000	176,166	682,920	177,500	7,000	1,543,586
	2023	444,475	299,400	871,776	115,564	7,000	1,738,215
	2022	421,303	157,000	514,170	198,012	7,000	1,297,485
Mohan Bala, Ph.D.(7) Senior Vice President, Chief Development Officer	2024	470,000	176,166	682,920	166,850	7,000	1,502,936
	2023	430,500	269,100	762,804	111,930	7,000	1,581,334
Alejandra Carvajal Senior Vice President, Chief Legal Officer	2024	455,000	151,000	585,360	161,525	7,000	1,359,885
	2023	430,560	274,148	780,966	120,557	7,000	1,613,231
	2022	414,000	62,800	205,668	192,510	—	874,978
Timothy B. Lowinger, Ph.D. Senior Vice President, Chief Science and Technology Officer	2024	485,000	151,000	585,360	172,175	7,000	1,400,535
	2023	470,063	284,250	817,290	110,465	7,000	1,689,068
	2022	450,036	120,369	394,197	209,267	7,000	1,180,869

(1)
Amounts represent the aggregate grant date fair value of RSU awards granted to our named executive officers in 2022, 2023 and 2024, as applicable, computed in accordance ASC Topic 718, and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these RSU awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report.

(2)
Amounts represent the aggregate grant date fair value of stock option awards granted to our named executive officers in 2022, 2023 and 2024, as applicable, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these option awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report.

(3)
Amounts represent the annual cash bonuses paid to our named executive officers for 2022, 2023 and 2024, as applicable, in accordance with our Bonus Plan.

(4)
Unless otherwise stated, amounts represent 401(k) matching contributions for 2022, 2023 and 2024, as applicable.

(5)
Dr. Huber served as a non-employee director of the Company through September 10, 2023, and he was appointed our President and Chief Executive Officer on September 11, 2023, at which point he remained on our Board of Directors but ceased being a non-employee director. The 2023 salary and bonus amounts reported in the table represent the amounts actually earned by Dr. Huber for 2023 after commencing employment with us.

(6)
Consists of (a) $32,808 in cash fees earned for 2023 service as a non-employee director through September 10, 2023, which cash fees earned Dr. Huber elected to receive in the form of options to purchase an aggregate of 16,954 shares of common stock granted on April 3, 2023, July 3, 2023 and October 2, 2023, (b) an award of options to purchase 18,355 shares of common stock with a grant date fair value of $124,930 granted to Dr. Huber on June 8, 2023 pursuant to our then-effective NED Compensation Policy and (c) an award of 14,467 RSUs with a grant date fair value of $124,955 granted to Dr. Huber on June 8, 2023 pursuant to our then-effective NED Compensation Policy. All of these RSUs were subsequently rescinded in connection with his appointment as our President and Chief Executive Officer and the grant of additional equity awards in accordance with his employment offer letter in order to comply with the per-participant award limitations specified in our 2017 Stock Incentive Plan.

(7)
Dr. Bala was appointed our Senior Vice President, Chief Development Officer and an executive officer on September 5, 2023.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of the individual identified as our paid median employee to the annual total compensation of our principal executive officer, our Chief Executive Officer. The paragraphs that follow describe our methodology and the resulting pay ratio.
We identified our median employee using our employee population as of December 31, 2024 by (i) aggregating for each applicable employee (A) annual base salary as of December 31, 2024 for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) actual bonus for 2024 and (C) the grant date fair value of any annual or new hire equity awards granted during the fiscal year ended December 31, 2024 and (ii) ranking this aggregated compensation measure for our employees (excluding our Chief Executive Officer) from highest to lowest. Salaries or wages for those employees hired during 2024 were annualized. Once the median employee was identified, we calculated the median employee’s annual total compensation in accordance with the rules applicable to the Summary Compensation Table.
The total compensation for 2024 for our median employee, identified as discussed above, was $316,460. Our Chief Executive Officer’s compensation as reported in the Summary Compensation Table for 2024 was $1,613,754. Therefore, our pay ratio is approximately 5 to 1.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following tables and related disclosures regarding (i) the “total compensation” of our principal executive officer, or the PEO, and our other named executive officers, or the Non-PEO NEOs, (ii) the “Compensation Actually Paid,” or CAP, to our PEO and non-PEO NEOs, (iii) certain performance measures for the fiscal years listed below and (iv) the relationship of CAP to those performance measures. The section titled “Compensation Discussion & Analysis” above describes the compensation setting process for our executive officers, which is done independently from the disclosure requirements.
Pay Versus Performance Table
The following table provides the information required for each individual serving as our PEO and our non-PEO NEOs for each of the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, along with the required financial information required for each fiscal year. We are a pre-commercial biotechnology company and as such, we did not derive any revenue from the sales of any products during the periods presented and have not reached the stage of profitability. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation program. Additionally, our Compensation Committee does not utilize total stockholder return, or TSR, in our executive compensation program. However, as discussed above, we do utilize several other operational corporate performance measures to align executive compensation with our performance. As described in more detail above in the section titled “Compensation Discussion and Analysis — Elements of Our Executive Compensation Program — Annual Performance-Based Cash Compensation — 2024 Corporate Performance Goals,” part of the compensation our PEO and Non-PEO

NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate short-term incentives to our executives to achieve defined annual corporate goals, as well as equity awards designed to provide long-term incentives to our executives to maximize long-term value for our stockholders and to encourage our executive officers to continue in our employment for the long-term.
							Year-end value of $100 invested on 12/31/2019 in:
Year	Summary Compensation Table Total for the First PEO (1) $	Summary Compensation Table Total for the Second PEO(2) $	Compensation Actually Paid to the First PEO (3)(4) $	Compensation Actually Paid to the Second PEO (3)(4) $	Average Summary Compensation Table Total for Non-PEO NEOs (5) $	Average Compensation Actually Paid to Non-PEO NEOs (3)(4)(5) $	MRSN Total Shareholder Return $	Peer Group Total Shareholder Return (6) $	Net Loss (in millions) $
2024	1,613,754	N/A	29,170	N/A	1,451,735	920,602	24.96	118.20	(69.2)
2023	2,601,249	4,450,009	4,357,982	(353,115)	1,706,840	495,789	40.49	118.87	(171.7)
2022	N/A	2,846,107	N/A	2,407,467	1,223,572	1,079,403	102.27	113.65	(204.2)
2021	N/A	8,277,490	N/A	(6,779,152)	2,409,043	(1,407,347)	108.55	126.45	(170.1)
2020	N/A	2,537,911	N/A	16,408,361	2,005,448	6,137,850	464.40	126.42	(88.0)

(1)
Martin Huber, M.D., or the First PEO, was appointed our President and Chief Executive Officer on September 11, 2023 and was the PEO for 2024.

(2)
Anna Protopapas, or the Second PEO, served as our President and Chief Executive Officer until September 10, 2023 and was the PEO 2022, 2021 and 2020.

(3)
The following tables describe deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate CAP. The Summary Compensation Table Amounts and CAP do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. Certain amounts reflected for fiscal year 2023 have been revised in select instances in order to incorporate administrative updates.

	2024		2023			2022		2021		2020
	First PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs	Second PEO	Average Non-PEO NEOs	Second PEO	Average Non-PEO NEOs	Second PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,613,754	$1,451,735	$2,601,249	$4,450,009	$1,706,840	$2,846,107	$1,223,572	$8,277,490	$2,409,043	$2,537,911	$2,005,448
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for current year service cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(651,679)	$(797,723)	$(2,013,740)	$(3,776,707)	$(1,141,206)	$(1,798,507)	$(553,715)	$(7,425,154)	$(1,981,419)	$(1,656,411)	$(1,550,241)
Year-end fair value of unvested awards granted in the current year	$241,809	$296,000	$3,636,092	$510,197	$347,755	$1,441,729	$443,870	$1,538,348	$430,621	$7,965,820	$3,341,447
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(1,041,598)	$(138,616)	$—	$(643,200)	$(220,779)	$(196,374)	$(58,449)	$(6,105,508)	$(1,108,788)	$5,655,169	$1,717,834
Fair values at vest date for awards granted and vested in current year	$81,272	$99,487	$31,811	$229,104	$54,374	$226,105	$69,615	$567,422	$99,283	$822,260	$215,235
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(214,389)	$9,719	$102,570	$(281,491)	$(84,633)	$(111,593)	$(45,490)	$(3,631,751)	$(661,387)	$1,083,613	$408,127
Forfeitures during current year equal to prior year-end fair value	$—	$—	$—	$(841,027)	$(166,562)	$—	$—	$—	$(594,699)	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$(1,584,584)	$(531,133)	$1,756,733	$(4,803,124)	$(1,211,051)	$(438,640)	$(144,169)	$(15,056,642)	$(3,816,390)	$13,870,451	$4,132,402
Compensation Actually Paid (as calculated)	$29,170	$920,602	$4,357,982	$(353,115)	$495,789	$2,407,467	$1,079,403	$(6,779,152)	$(1,407,347)	$16,408,361	$6,137,850
(4)
Valuation assumptions used to calculate fair values as of vesting dates and fiscal year end did not materially differ from those used to calculate fair values at the time of grant as reflected in the Summary Compensation Table amounts, except that the volatility assumptions used to calculate fair values at date of vesting and fiscal year end are based solely on available volatility data for our common stock. Due to a lack of historical volatility data for our common stock, the expected volatility utilized for the purposes of calculating the grant date fair value was determined based on a blended rate of the historical volatility of our common stock combined with the historical volatility of comparable publicly traded companies. The other assumptions used in the valuation of equity awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report. Compensation Actually Paid for 2020, 2021, 2022 and 2023 as reflected in our proxy statement for our 2024 annual meeting of stockholders has been adjusted to incorporate updated volatility assumptions.

(5)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average CAP for the following executives by year:

•
2024: Mohan Bala, Ph.D., Alejandra Carvajal, Brian DeSchuytner, and Timothy B. Lowinger, Ph.D.

•
2023: Mohan Bala, Ph.D., Alejandra Carvajal, Brian DeSchuytner, Timothy B. Lowinger, Ph.D. and Arvin Yang, M.D., Ph.D.

•
2022: Alejandra Carvajal, Brian DeSchuytner, Timothy B. Lowinger, Ph.D. and Arvin Yang, M.D., Ph.D.

•
2021: Alejandra Carvajal, Brian DeSchuytner, Michael Kaufman, Ph.D., Timothy B. Lowinger, Ph.D. and Tushar Misra, Ph.D.

•
2020: Brian DeSchuytner, Michael Kaufman, Ph.D., Timothy B. Lowinger, Ph.D. and Arvin Yang, M.D., Ph.D.

(6)
The Peer Group Total Shareholder Return set forth in this table utilizes the NASDAQ Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our 2024 Annual Report. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the NASDAQ Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

Relationships Between Compensation Actually Paid to our NEOs and Performance Measures
The following charts show the relationships over the past five years of the CAP for our PEOs and Non-PEO NEOs as compared to our cumulative TSR and the cumulative NASDAQ Biotechnology Index TSR and as compared to our net loss, as well as the relationship between our cumulative TSR and the cumulative NASDAQ Biotechnology Index TSR.

CAP versus Indexed Total Shareholder Return
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
$(15.00)
$(20.00)
CAP ($M)
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$(100.00)
$(200.00)
$(300.00)
$(400.00)
$(500.00)
Value of $100 Invested on 12/31/2019
2020
2021
2022
2023
2024
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Average NEO Compensation Actually Paid
MRSN value of $100 Invested 12/31/19
NASDAQ Biotechnology Index value of $100 Invested 12/31/19

CAP versus Net Loss
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
$(15.00)
$(20.00)
CAP ($M)
$300
$200
$100
$-
$(100)
$(200)
$(300)
Net Loss ($M)
2020
2021
2022
2023
2024
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Average NEO Compensation Actually Paid
Net Loss ($M)

Grants of Plan-Based Awards
The following table shows information regarding grants of plan-based awards during the fiscal year ended December 31, 2024 to our named executive officers.
		Estimated future payouts under non-equity incentive plan awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/share)	Grant date fair value of stock and option awards ($)(1)
Martin Huber, M.D.	—(2)	—	379,500	474,375	—	—	—	—
	1/15/2024(3)	—	—	—	—	199,125	3.02	518,044
	1/15/2024(4)	—	—	—	44,250	—	—	133,635
Brian DeSchuytner	—(2)	—	200,000	252,500	—	—	—	—
	1/15/2024(3)	—	—	—	—	262,500	3.02	682,920
	1/15/2024(4)	—	—	—	58,333	—	—	176,166
Mohan Bala, Ph.D.	—(2)	—	188,000	237,350	—	—	—	—
	1/15/2024(3)	—	—	—	—	262,500	3.02	682,920
	1/15/2024(4)	—	—	—	58,333	—	—	176,166
Alejandra Carvajal	—(2)	—	182,000	229,775	—	—	—	—
	1/15/2024(3)	—	—	—	—	225,000	3.02	585,360
	1/15/2024(4)	—	—		50,000	—	—	151,000
Timothy B. Lowinger, Ph.D.	—(2)	—	194,000	244,925	—	—	—	—
	1/15/2024(3)	—	—	—	—	225,000	3.02	585,360
	1/15/2024(4)	—	—	—	50,000	—	—	151,000

(1)
Amounts represent the aggregate grant date fair value of RSU and stock option awards granted to our named executive officers, computed in accordance with ASC Topic 718 and excluding the effect of estimated forfeitures related to service-based vesting conditions. The assumptions used in the valuation of these awards are set forth in Note 10 to our financial statements included in our 2024 Annual Report.

(2)
Amounts represent the threshold, target and maximum annual cash bonus opportunities for our named executive officers for 2024 under our Bonus Plan. The amount reported in the threshold column represents the minimum award value that could be received, which is zero. The amount listed in the target column represents each named executive officer’s target annual bonus for 2024. The amount listed in the maximum column represents each named executive officer’s maximum annual cash bonus opportunity for 2024, computed assuming achievement of 125% of the portion of the annual cash bonus payable based on corporate performance (75% of the total cash bonus for named executive officers other than the Chief Executive Officer and 100% for the Chief Executive Officer) and 130% achievement of the portion of the annual cash bonus payable based on individual performance (25% of the total cash bonus for named executive officers other than the Chief Executive Officer and 0% for the Chief Executive Officer) is paid. The actual cash bonus that was paid to each of our named executive officers in respect of 2024 performance is reported in the Summary Compensation Table above in the “Non-equity Incentive Plan Compensation” column.

(3)
Represents annual grants of stock options to our named executive officers in 2024. The stock options vest in equal quarterly installments over the first four years after the grant date, subject to continued employment through the applicable vesting date.

(4)
Represents annual grants of RSU awards to our named executive officers in 2024. The RSUs vest over four years in four equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers as of December 31, 2024.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1) ($)
Martin Huber, M.D.	48,096	—	8.57	4/12/2030
	2,490	—	21.09	1/14/2031
	25,050	—	14.90	6/10/2031
	10,185	—	6.44	1/2/2032
	45,000	—	3.62	6/8/2032
	3,375	—	4.25	4/2/2033
	18,355		8.64	6/7/2033
	4,477	—	3.42	7/2/2033
	312,500	687,500(2)	1.32	9/10/2033
	9,102	—	1.26	10/1/2033
	37,336	161,789(3)	3.02	1/14/2034
					500,250(4)	715,358
					44,250(5)	63,278

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1) ($)
Brian DeSchuytner	240,000	—	3.99	7/9/2029
	71,250	—	6.16	1/14/2030
	105,468	7,032(6)	21.09	1/14/2031
	77,343	35,157(7)	6.28	1/13/2032
	78,750	101,250(8)	6.06	1/12/2033
	49,219	213,281(3)	3.02	1/14/2034
					6,250(9)	8,938
					12,500(10)	17,875
					30,000(11)	42,900
					58,333(5)	83,416
Mohan Bala, Ph.D.	84,375	28,125(12)	8.63	10/24/2031
	68,906	88,594(8)	6.06	1/12/2033
	49,219	213,281(3)	3.02	1/14/2034
					6,250(13)	8,938
					26,250(11)	37,538
					58,333(5)	83,416
Alejandra Carvajal	98,438	14,062(14)	16.98	4/25/2031
	30,938	14,062(7)	6.28	1/13/2032
	70,547	90,703(8)	6.06	1/12/2033
	42,188	182,812(3)	3.02	1/14/2034
					5,000(10)	7,150
					26,875(11)	38,431
					50,000(5)	71,500
Timothy B. Lowinger, Ph.D.	103,868	—	1.53	6/11/2025
	45,854	—	4.10	8/29/2026
	56,884	—	14.23	2/1/2028
	28,128	—	3.51	1/22/2029
	100,198	—	6.16	1/14/2030
	123,046	8,204(6)	21.09	1/14/2031
	59,296	26,954(7)	6.28	1/13/2032
	73,828	94,922(8)	6.06	1/12/2033
	42,188	182,812(3)	3.02	1/14/2034
					7,291(9)	10,426
					9,583(10)	13,704
					28,125(11)	40,219
					50,000(5)	71,500

(1)
The market value of the RSU awards is based on the closing price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2024, which was $1.43.

(2)
Represents an option to purchase shares of our common stock granted on September 11, 2023, which vested as to 25% of the shares on September 11, 2024, and will vest as to the remainder of the shares in quarterly installments thereafter through September 11, 2027, subject to Dr. Huber’s continued employment through each applicable vesting date.

(3)
Represents an option to purchase shares of our common stock granted on January 15, 2024, which vests in equal quarterly installments through January 15, 2028, subject to the named executive officer’s continued employment through each applicable vesting date.

(4)
Represents an award of RSUs granted on September 11, 2023, which vests in equal annual installments through September 11, 2027, subject to Dr. Huber’s continued employment through each applicable vesting date.

(5)
Represents an award of RSUs granted on January 15, 2024, which vests in equal annual installments through January 15, 2028, subject to the named executive officer’s continued employment through each applicable vesting date.

(6)
Represents an option to purchase shares of our common stock granted on January 15, 2021, which vested in equal quarterly installments through January 15, 2025.

(7)
Represents an option to purchase shares of our common stock granted on January 14, 2022, which vests in equal quarterly installments through January 14, 2026, subject to the named executive officer’s continued employment through each applicable vesting date.

(8)
Represents an option to purchase shares of our common stock granted on January 13, 2023, which vests in equal quarterly installments through January 13, 2027, subject to the named executive officer’s continued employment through each applicable vesting date.

(9)
Represents an award of RSUs granted on January 15, 2021, which vested in equal annual installments through January 15, 2025, subject to the named executive officer’s continued employment through each applicable vesting date.

(10)
Represents an award of RSUs granted on January 14, 2022, which vests in equal annual installments through January 14, 2026, subject to the named executive officer’s continued employment through each applicable vesting date.

(11)
Represents an award of RSUs granted on January 13, 2023, which vests in equal annual installments through January 13, 2027, subject to the named executive officer’s continued employment through each applicable vesting date.

(12)
Represents an option to purchase shares of our common stock granted on October 25, 2021, which vested as to 25% of the shares on October 25, 2022, and vests as to the remainder of the shares in quarterly installments thereafter through October 25, 2025, subject to Dr. Bala’s continued employment through each applicable vesting date. This was an inducement award granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c), which inducement award was not granted under our 2017 Stock Incentive Plan or the Mersana Therapeutics, Inc.2022 Inducement Stock Incentive Plan, or the 2022 Inducement Plan.

(13)
Represents an award of RSUs granted on October 25, 2021, which vests in equal annual installments through October 25, 2025, subject to Dr. Bala’s continued employment through each applicable vesting date.

(14)
Represents an option to purchase shares of our common stock granted on April 26, 2021, which vested as to 25% of the shares on April 26, 2022, and vests as to the remainder of the shares in quarterly installments thereafter through April 26, 2025, subject to Ms. Carvajal’s continued employment through each applicable vesting date. This was an inducement award granted pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c), which inducement award was not granted under our 2017 Stock Incentive Plan or our 2022 Inducement Plan.

Option Exercises and Stock Vested
The following table sets forth the value received by our named executive officers upon the exercise of stock options and/or the vesting of stock awards, in each case, during 2024.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Martin Huber, M.D.	—	—	166,750	295,148
Brian DeSchuytner	—	—	76,458	171,403
Mohan Bala, Ph.D.	—	—	65,000	129,800
Alejandra Carvajal	—	—	61,458	126,103
Timothy B. Lowinger, Ph.D.	—	—	79,375	180,213

(1)
Amount represents the closing price of our common stock on the applicable vesting date multiplied by the number of RSUs vesting on such date.

Employment Arrangements
Letter Agreements
Each of our currently serving named executive officers is, and each formerly serving named executive officer was, party to a letter agreement with us that sets forth the terms and conditions of the executive’s employment with us. Each letter agreement provides for at-will employment with us. Each letter agreement sets forth the executive’s base salary, which is eligible for potential discretionary merit increases, and target annual bonus (expressed as a percentage of base salary). Each of our named executive officers is also party to our standard nondisclosure, noncompetition and assignment of intellectual property agreement. Pursuant to their letter agreements, each of the named executive officers is or was also entitled to certain compensation and benefits upon termination of his or her employment in certain circumstances, including following a change in control. The severance benefits provided under these letter agreements are described under “— Payments on Termination of Employment or Change in Control Benefits” below.
Pension Benefits
Other than with respect to tax-qualified defined contribution plans such as our 401(k) plan, our named executive officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.
Nonqualified Deferred Compensation
None of our named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by us that provide for the deferral of compensation on a basis that is not tax-qualified. Our Compensation Committee may elect to adopt qualified or nonqualified defined benefit plans in the future if it determines that doing so is in our best interests.
Payments on Termination of Employment or Change in Control Benefits
Pursuant to their letter agreements, each of our named executive officers is entitled to severance payment and benefits upon terminations of their employment in certain circumstances, including following a Change in Control, as summarized below. The terms “Disqualifying Conduct,” “Cause,” “Good Reason” and “Change in Control” referred to below are defined in the applicable letter agreement and are summarized below.
Termination of Employment without Cause or other than for Disqualifying Conduct or for Good Reason.   If the executive’s employment is terminated (a)(i) by us without Cause, for Mr. DeSchuytner and

Dr. Lowinger, or (ii) by us other than for Disqualifying Conduct, for Drs. Huber and Bala and Ms. Carvajal, or (b) by the executive for Good Reason; then, the executive will be entitled to receive continued payment of his or her base salary for twelve months, for Dr. Huber, or nine months, for Drs. Bala and Lowinger, Ms. Carvajal and Mr. DeSchuytner, following such termination of employment. In addition, if the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for twelve months, for Dr. Huber, or nine months, for Drs. Bala and Lowinger, Ms. Carvajal and Mr. DeSchuytner.
Termination of Employment without Cause or other than for Disqualifying Conduct or for Good Reason following a Change in Control.   If the executive’s employment is terminated (a)(i) by us without Cause, for Mr. DeSchuytner and Dr. Lowinger, or (ii) by us other than for Disqualifying Conduct, for Drs. Huber and Bala and Ms. Carvajal, or (b) by the executive for Good Reason, in any case within twelve months following a change in control; then, the executive will be entitled to receive a lump sum payment equal to the sum of (A) eighteen months’ of base salary, for Dr. Huber, or twelve months’ of base salary, for Drs. Bala and Lowinger, Ms. Carvajal and Mr. DeSchuytner, and (B) the executive’s target annual bonus, multiplied by 1.5, for Dr. Huber, or by one, for Drs. Bala and Lowinger, Ms. Carvajal and Mr. DeSchuytner. If the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for eighteen months, for Dr. Huber, or twelve months, for Drs. Bala and Lowinger, Ms. Carvajal and Mr. DeSchuytner. In addition, any stock options or other equity-based awards held by the executive, to the extent outstanding immediately prior to such termination of employment, will vest in full as of immediately prior to such termination.
Severance Subject to Release of Claims and Continued Compliance with Restrictive Covenants.   Our obligation to provide an executive with severance payments and other benefits under the executive’s letter agreement is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of the company and the executive’s continued compliance with his or her nondisclosure, noncompetition and assignment of intellectual property agreement, the noncompetition and non-solicitation provisions of which generally survive for twelve months following the termination of employment and the nondisclosure provisions of which generally survive indefinitely.
Section 280G.   In the event that all or any portion of the payments or benefits provided under an executive’s letter agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, the executive will be entitled to receive an amount equal to the greater of (i) the amount of such payments or benefits reduced so that no portion of the payments and benefits would fail to be deductible under Section 280G of the Code, or (ii) the amount otherwise payable reduced by all taxes, including the excise tax imposed under Section 4999 of the Code.
For the purposes of the letter agreements:
•
“Cause” generally means: (i) willful misconduct or gross negligence as to a material matter in connection with the executive’s duties; (ii) any act constituting material dishonesty or fraud with respect to the Company; (iii) the indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term of any written Company policy; (v) failure to attempt in good faith to (A) perform the executive’s duties in all material respects or (B) follow a clear, lawful, and reasonable directive of the Board; or (vi) material breach of a fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the business.

•
“Disqualifying Conduct” generally means: (i) willful misconduct or gross negligence as to a material matter in connection with the executive’s duties; (ii) any act constituting material dishonesty or fraud with respect to the Company; (iii) the indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term of any written Company policy; (v) failure to attempt in good faith to (A) perform the executive’s duties in all material respects or (B) follow a clear, lawful, and reasonable directive of the Board; or (vi) material breach of a fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the business.
•
“Good Reason” generally means, without the executive’s consent: (i) a material decrease in the executive’s base salary; (ii) a material diminution in the executive’s authorities, duties, or responsibilities; or (iii) the relocation of the executive’s principal work location to a location more than fifty (50) miles from its current location.

•
“Change in Control” generally means a “change in control event” as that term is defined in the regulations under Section 409A of the Code.

Potential Payments Upon Termination or Change of Control
The following table sets forth information regarding potential payments that would have been made to our named executive officers, in connection with a qualifying termination of employment, including in connection with a change in control, assuming such termination of employment and change in control occurred on December 31, 2024. None of our named executive officers are entitled to any “single-trigger” change in control payments or benefits, and none of our named executive officers are entitled to any severance payments in connection with a termination of their employment under any circumstances other than as noted in the table below.
Name	Cash Severance Benefits(1) ($)	COBRA Premiums(2) ($)	Value of Accelerated Equity(3) ($)	Total(4) ($)
Martin Huber, M.D.
Termination without Cause or resignation for Good Reason	632,500	19,881	—	652,381
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	1,012,000	29,822	1,993,118	3,034,940
Brian DeSchuytner
Termination without Cause or resignation for Good Reason	375,000	6,907	—	381,907
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	700,000	9,209	663,238	1,372,447
Mohan Bala, Ph.D.
Termination without Cause or resignation for Good Reason	352,500	19,749	—	372,249
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	658,000	26,332	601,791	1,286,123
Alejandra Carvajal
Termination other than for Disqualifying Conduct or resignation for Good Reason	341,250	19,749	—	360,999
Termination other than for Disqualifying Conduct or resignation for Good Reason on or within 12 months following Change in Control	637,000	26,332	548,425	1,211,756
Timothy B. Lowinger, Ph.D.
Termination without Cause or resignation for Good Reason	363,750	19,749	—	383,499

Name	Cash Severance Benefits(1) ($)	COBRA Premiums(2) ($)	Value of Accelerated Equity(3) ($)	Total(4) ($)
Termination without Cause or resignation for Good Reason on or within 12 months following Change in Control	679,000	26,332	583,284	1,288,616

(1)
Amounts represent the cash severance benefits payable to our named executive officers under their letter agreements, based on the named executive officer’s base salary and target annual bonus as in effect on December 31, 2024.

(2)
Amounts represent the estimated cost of Company-paid portion of COBRA premiums based on the estimated cost of such coverage as of December 31, 2024.

(3)
Except as otherwise noted, amounts represent the value of unvested stock options and RSUs held by the named executive officer on December 31, 2024 for which vesting will be accelerated, based on the closing price of a share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2024, which was $1.43.

(4)
The amounts reported in this table do not include any potential reduction in payments or benefits that may be made as a result of Sections 280G or 4999 of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2024. As of December 31, 2024, we had four equity compensation plans. Three of these plans, our 2007 Stock Incentive Plan, our 2017 Stock Incentive Plan and the Mersana Therapeutics, Inc. 2017 Employee Stock Purchase Plan, or 2017 ESPP, were approved by our stockholders. On February 24, 2022, our Board of Directors adopted, upon recommendation of the Compensation Committee, our 2022 Inducement Stock Incentive Plan, or the 2022 Inducement Plan, which became effective immediately. The 2022 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards with respect to an aggregate of 2,000,000 shares of our common stock (subject to adjustment as provided in the 2022 Inducement Plan). Awards under the 2022 Inducement Plan may only be granted to persons who (a) were not previously our employee or director or (b) are commencing employment with us following a bona fide period of non-employment, in either case as an inducement material to the individual’s entering into employment with us and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4).
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	15,271,675(3)	$6.16	4,111,047
Equity compensation plans not approved by security holders	880,605(4)	$9.92	1,284,288
Total	16,152,280	$6.35	5,395,335(5)

(1)
Determined without taking into account RSUs, which do not have an exercise price.

(2)
As of December 31, 2024, (i) 3,581,400 shares remained available for future issuance under our 2017 Stock Incentive Plan and (ii) 529,647 shares remained available for future issuance under our 2017 ESPP. No shares remained available for future issuance under our 2007 Stock Incentive Plan as of December 31, 2024, but in the event of any forfeitures or cancellations of awards under the 2007 Stock Incentive Plan, up to 1,348,195 shares thereunder may become available for future issuance under our 2017 Stock Incentive Plan.

(3)
Includes shares subject to options to purchase shares of our common stock and awards of RSUs.

(4)
Represents inducement stock option awards granted to certain employees of the Company in accordance with Nasdaq Listing Rule 5635(c)(4) and inducement stock option awards and awards of RSUs granted pursuant to our 2022 Inducement Plan.

(5)
Our 2017 Stock Incentive Plan has an evergreen provision that provides for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to 4% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board of Directors. Our 2017 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to the least of (i) 450,000 shares of common stock, (ii) 1% of the total number of shares of our common stock outstanding on the immediately preceding December 31 or (iii) such lesser amount determined by our Board of Directors (but in no event may more than 4,725,000 shares become available for issuance under our 2017 ESPP). In January 2025, the number of shares available for issuance under our 2017 Stock Incentive Plan and our 2017 ESPP increased by 4,625,997 and 450,000 shares, respectively.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of April 15, 2025 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the 2024 Summary Compensation Table above) and all directors and executive officers as a group. The number of shares beneficially owned by each entity or person is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2025 through the exercise of any stock options, warrants or other rights or upon the vesting of any RSUs. Except as otherwise indicated, and subject to applicable common property laws, the persons in the table have sole voting and investment power with respect to all shares of common stock held by that person.
Shares of common stock subject to options, warrants or other rights that are now exercisable or are exercisable within 60 days after April 15, 2025 are considered outstanding for purposes of computing the percentage ownership of the persons holding these options, warrants or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of April 15, 2025, there were 124,631,339 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139.
Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
Entities affiliated with Nextech Crossover I SCSP(1)	12,067,246	9.7%
Entities affiliated with EcoR1 Capital, LLC(2)	11,449,342	9.2%
Entities affiliated with Venrock Healthcare Capital Partners III, L.P.(3)	10,257,790	8.2%
Entities affiliated with Bain Capital Life Sciences(4)	8,663,673	7.0%
Blackrock, Inc.(5)	8,323,869	6.7%
The Vanguard Group, Inc.(6)	6,237,588	5.0%
Directors and named executive officers:
Lawrence M. Alleva(7)	336,461	*
Willard H. Dere, M.D.(8)	277,658	*
Allene M. Diaz(9)	182,513	*
Andrew A. F. Hack, M.D., Ph.D.(10)	8,931,993	7.2%
Kristen M. Hege, M.D.(11)	305,156	*
Martin Huber, M.D.(12)	839,751	*
David Mott(13)	860,556	*
Anna Protopapas(14)	2,769,768	2.2%
Mohan Bala, Ph.D.(15)	355,512	*
Alejandra Carvajal(16)	403,609	*
Brian DeSchuytner(17)	837,408	*
Timothy B. Lowinger, Ph.D.(18)	974,402	*
All executive officers and directors as a group (12 persons)(19)	17,074,727	13.0%

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
As reported on a Schedule 13G/A filed with the SEC on December 26, 2024 by Nextech Crossover I SCSP (“Nextech Crossover LP”), Nextech Crossover I GP S.à r.l. (“Nextech Crossover GP”), Ian Charoub, (“Charoub”), Costas Constantinides (“Constantinides”) and Rocco Sgobbo (“Sgobbo” and,

with Nextech Crossover LP, Nextech Crossover GP, Charoub and Constantinides, collectively, the “Nextech Parties”) reporting the Nextech Parties’ beneficial ownership of Company shares as of December 20, 2024. The 12,067,246 shares are directly held by Nextech Crossover LP. Nextech Crossover GP serves as the sole general partner of Nextech Crossover LP and has sole voting and dispositive power over all 12,067,246 shares owned by Nextech Crossover LP and may be deemed to own beneficially the shares held by Nextech Crossover LP. Charoub, Constantinides and Sgobbo are members of the board of managers of Nextech Crossover GP and each have shared voting and dispositive power with respect to all 12,067,246 shares and may be deemed to own beneficially the shares. Sgobbo has shared voting and dispositive power with respect to all 12,067,246 shares. The principal business address of the Nextech Parties is 8 rue Lou Hemmer, L-1748 Luxembourg-Findel, Grand-Duche de Luxembourg.
(2)
Based in part on a Schedule 13G/A filed with the SEC on December 23, 2024 by EcoR1 Capital, LLC, Oleg Nodelman and EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund” and together with EcoR1 Capital, LLC and Mr. Nodelman, the “EcoR1 Parties”), as supplemented by Mersana’s records. In the Schedule 13 G/A, the EcoR1 parties reported beneficially owning, as of December 23, 2024, an aggregate of 11,578,447 shares, comprised of 11,328,000 shares and pre-funded warrants to purchase 8,036,688 shares, which pre-funded warrants were subject to a 9.99% beneficial ownership limitation. Based on the Schedule 13 G/A, each of EcoR1 Capital, LLC and Mr. Nodelman may be deemed to beneficially own and has shared voting and dispositive power with respect to all 11,578,447 of the shares, and Qualified Fund may be deemed to beneficially own and has shared voting and dispositive power with respect to 10,918,474 of such shares. Qualified Fund disclaims membership in a group with EcoR1 Capital, LLC and Mr. Nodelman and disclaims that it is a beneficial owner of any shares reported. Each of the EcoR1 Parties disclaims beneficial ownership of the shares except to the extent of each such person’s pecuniary interest therein. On January 16, 2025, certain of the EcoR1 Parties cashlessly exercised all pre-funded warrants held by any of the EcoR1 Parties, resulting in the issuance on January 18, 2025 of an aggregate of 8,035,395 shares. The EcoR1 Parties have not filed a Schedule 13G/A reporting their holdings of Mersana shares following the exercise. As such, the number of shares beneficially owned reported in the table above assumes continued aggregate ownership of 9.99% of Mersana’s then-publicly disclosed outstanding share count (115,649,928) as of the date of exercise of the pre-funded warrants. The principal business address of the EcoR1 Parties is 357 Tehama Street #3, San Francisco, CA 94103.

(3)
As reported on a Schedule 13G/A filed with the SEC on February 14, 2025 by Venrock Healthcare Capital Partners III, L.P.; VHCP Co-Investment Holdings III, LLC; Venrock Healthcare Capital Partners EG, L.P.; VHCP Management III, LLC; VHCP Management EG, LLC; Nimish Shah and Bong Koh (collectively, the “Venrock Parties”). Consists of (i) 2,696,774 shares held by Venrock Healthcare Capital Partners III, L.P.; (ii) 269,783 shares held by VHCP Co-Investment Holdings III, LLC; and (iii) 7,291,233 shares held by Venrock Healthcare Capital Partners EG, L.P. Each Venrock Party reports beneficial ownership of and shared voting and dispositive power over all 10,257,790 shares. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Messrs. Shah and Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. According to the Schedule 13G/A, each of the Venrock Parties has shared voting and dispositive power with respect to 10,257,790 shares. The principal business address of the Venrock Parties is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(4)
As reported on a Schedule 13D/A filed with the SEC on November 15, 2024 by Bain Capital Life Sciences Fund II, L.P. (“BCLS II”), BCIP Life Sciences Associates, LP (“BCIPLS”) and BCLS II Investco, LP (“BCLS II Investco” and, together with BCLS II and BCIPLS, each a “Bain Capital Life Sciences Entity” and, collectively, the “Bain Capital Life Sciences Entities”). BCLS II holds 3,294,423 shares, BCIPLS holds 401,244 shares, and BCLS II Investco holds 4,968,006 shares, over which shares each applicable Bain Capital Life Sciences Entity has shared voting and dispositive control. Bain Capital Life Sciences Investors, LLC (“BCLSI”) (i) is the manager of Bain Capital Life Sciences Investors II, LLC, which is the general partner of BCLS II, and (ii) governs the investment strategy and decision-making process with respect to investments held by BCIPLS. BCLS II is the manager of BCLS II Investco (GP), LLC, which is the general partner of BCLS II Investco. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Life Sciences Entities. Andrew A. F. Hack, M.D., Ph.D., a member of our Board of Directors, is a Partner of BCLSI. As a result, Dr. Hack may be deemed to share voting and dispositive power with respect to the shares held by the Bain Capital Life Sciences Entities. Dr. Hack disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal business address of each of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.
(5)
As reported on a Schedule 13G/A filed with the SEC on April 17, 2025 by BlackRock, Inc. (“BlackRock”) reporting BlackRock’s beneficial ownership of Company shares as of March 31, 2025. BlackRock has sole voting power with respect to 9,105,191 shares and sole dispositive power with respect to 9,205,182 shares. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)
As reported on a Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”). Consists of 130,069 shares over which Vanguard has shared voting power; 6,066,644 shares over which Vanguard has sole dispositive power; and 170,944 shares over which Vanguard has shared dispositive power. Vanguard’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Consists of (a) 2,120 shares of common stock held by the Lawrence M. Alleva Revocable Trust, (b) 14,467 shares of common stock held by Mr. Alleva and (c) options to purchase 319,874 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(8)
Consists of (a) 39,182 shares of common stock held by Dr. Dere and (b) options to purchase 238,476 shares of common stock that were exercisable as of April 15, 2024 or will become exercisable within 60 days after such date.

(9)
Consists of (a) 14,467 shares of common stock held by Ms. Diaz and (b) options to purchase 168,046 shares of common stock that were exercisable as of April 15, 2024 or will become exercisable within 60 days after such date.

(10)
Consists of (a) 14,467 shares of common stock held by Dr. Hack, (b) options to purchase 253,793 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date and (c) the shares of common stock held by the Bain Capital Life Sciences Entities described in footnote (4) above. Dr. Hack is a Partner of BCLSI. As a result, by virtue of the relationships described in footnote (4) above, Dr. Hack may be deemed to share beneficial ownership of the shares of common stock held by the Bain Capital Life Sciences Entities. Dr. Hack disclaims beneficial ownership of the shares held by the Bain Capital Life Sciences Entities except to the extent of his pecuniary interest therein. Dr. Hack’s business address is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(11)
Consists of (a) 14,467 shares of common stock held by Dr. Hege and (b) options to purchase 290,689 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(12)
Consists of (a) 122,875 shares of common stock held by Dr. Huber and (b) options to purchase 716,876 shares of common stock that were exercisable as of April 15, 2024 or will become exercisable within 60 days after such date.

(13)
Consists of (a) 588,694 shares of common stock held by Mr. Mott, (b) 9,595 shares held by the David Mott Declaration of Trust dated May 31, 2001, as amended, and (c) options to purchase 262,267 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(14)
Consists of (a) 168,041 shares of common stock held by Ms. Protopapas, (b) 72,263 shares held by the Kinney/Protopapas Irrevocable Trust, (c) 240,244 shares held by the Anna Protopapas Irrevocable Trust, and (d) options to purchase 2,289,220 shares common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(15)
Consists of (a) 68,872 shares of common stock held by Dr. Bala and (b) options to purchase 286,640 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(16)
Consists of (a) 78,296 shares of common stock held by Ms. Carvajal and (b) options to purchase 325,313 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(17)
Consists of (a) 121,393 shares of common stock held by Mr. DeSchuytner and (b) options to purchase 716,015 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(18)
Consists of (a) 257,673 shares of common stock held by Dr. Lowinger and (b) options to purchase 716,729 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

(19)
Consists of (a) 10,490,789 shares of common stock and (b) options to purchase 6,583,938 shares of common stock that were exercisable as of April 15, 2025 or will become exercisable within 60 days after such date.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, certain of our officers and beneficial owners of more than 10% of our stock to file with the SEC reports of their initial ownership and changes in their ownership of our stock and other equity securities. Based solely on a review of copies of reports filed by the reporting persons furnished to us, and written representations from reporting persons, we believe that the reporting persons complied with all Section 16(a) filing requirements on a timely basis during 2024, except that, due to administrative delays in receiving transaction details from our equity plan administrator, two reports regarding the vesting of RSUs and shares sold to cover taxes in connection therewith, respectively, for each of the following officers were filed late, with each late report detailing one transaction: Mohan Bala, Alejandra Carvajal, Brian DeSchuytner, Timothy Lowinger and Ashish Mandelia.

Proposal No. 3 — Ratification of Selection of Independent Registered Public Accounting Firm
for The Fiscal Year Ending December 31, 2025
Our stockholders are being asked to ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young has served as our independent registered public accounting firm since 2013.
The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our Company and our stockholders.
A representative of Ernst & Young LLP is expected to attend the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Principal Accountant Fees and Services
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2024 and 2023 for each of the following categories of services are as follows (in thousands):
Fee Category	2024	2023
Audit Fees(1)	$857,951	$889,483
Tax Fees(2)	$147,740	$73,475
Total Fees	$1,005,691	$962,958

(1)
Audit fees in 2024 and 2023 include fees related to the annual audit of the Company’s financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.

The Audit Committee pre-approved all services described above in accordance with the pre-approval policies and procedures described below.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be communicated to the Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Audit Committee Report
The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2024 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.
The Audit Committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, Ernst & Young LLP provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2024.
Members of the Audit Committee of Mersana Therapeutics, Inc.
Lawrence M. Alleva, Chair
Willard H. Dere, M.D.
Andrew A. F. Hack, M.D.1

1
Dr. Hack served as a member of our Audit Committee until March 31, 2025.

Proposal No. 4 — Approval of an Amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders
General
On April 2, 2025, our Board of Directors unanimously approved and declared advisable an amendment (attached as Appendix A to this proxy statement), or the Reverse Split Charter Amendment, to our Fifth Amended and Restated Certificate of Incorporation, as amended, or the Certificate of Incorporation, to effect a reverse stock split, or the Reverse Split,) of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, or the Ratio Range, with the exact ratio within such range and the implementation and timing of such Reverse Split to be determined at the sole discretion of our Board of Directors. As further described below, if this proposal is approved by our stockholders and our Board of Directors determines that the Reverse Split would be in the best interests of our Company and its stockholders, our Board of Directors may determine to effect the Reverse Split at any time prior to the one-year anniversary of the date on which the Reverse Split is approved by our stockholders at the Annual Meeting by a ratio of not less than 1-for-2 and not greater than 1-for-25, and may determine to effect such Reverse Split promptly after the Annual Meeting if such stockholder approval is received. As set forth in Appendix A, by approval of this Proposal No. 4, the stockholders will be deemed to have approved a separate amendment to effect the Reverse Split at each of the ratios between and including 1-for-2 and 1-for-25.
Notwithstanding the foregoing, no such amendment or any Reverse Split will occur until the Reverse Split Charter Amendment is filed with the Secretary of State of the State of Delaware and becomes effective. If this Proposal No. 4 is approved by our stockholders and the Board of Directors decides to proceed with the Reverse Split, the exact timing of the filing of the Reverse Split Charter Amendment and the Reverse Split will be determined by our Board of Directors in its sole discretion based on its evaluation as to when such action will be the most advantageous to us and our stockholders, as discussed below. The Board of Directors will also determine the exact Reverse Split ratio within the Ratio Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Split Charter Amendment. Any amendment to effect the Reverse Split at the other ratios within the Ratio Range adopted and approved by the Board and stockholders will be abandoned. We may effect only one reverse stock split in connection with this proposal. We believe enabling the Board of Directors to fix the specific ratio will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits to us and our stockholders. Upon the effectiveness of the Reverse Split Charter Amendment effecting the Reverse Split, or the Split Effective Time, the issued shares of our common stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of common stock within the Ratio Range, such that a holder of our common stock will own one share of our common stock for the specified number of shares of common stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the Board within the Ratio Range in its sole discretion.
Because the Reverse Split will decrease the number of outstanding shares of our common stock by a ratio in the range of not less than 1-for-2 and not greater than 1-for-25 but would not effect a decrease to the number of shares of common stock that we will be authorized to issue, the Reverse Split Charter Amendment would result in a relative increase to the number of authorized and unissued shares of our common stock.
The primary purpose for effecting the Reverse Split is to increase the per-share market price of our common stock so as to:
•
maintain the listing of our common stock on Nasdaq and avoid delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below);

•
increase the acceptability of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;

•
make our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin; and/or

•
make our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

In evaluating whether to seek stockholder approval for the Reverse Split, our Board of Directors also considered potential negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and in our case, the possibility that the Reverse Split may not allow us to demonstrate the 10 consecutive days of compliance with Nasdaq’s Bid Price Rule prior to the expiration of the current August 25, 2025 deadline to be in compliance. In approving and recommending the Reverse Split, our Board of Directors determined that any potential negative factors are outweighed by the potential benefits of the Reverse Split.
Reasons for the Reverse Split
Our Board of Directors approved this Proposal No. 4 because it believes that:
•
seeking stockholder approval of the Reverse Split Charter Amendment to effect the Reverse Split at the discretion of the Board of Directors is advisable and in the best interests of our Company and our stockholders;

•
effecting the Reverse Split may avoid a delisting of our common stock from Nasdaq, which would prevent our common stock from trading on the OTC Markets or another quotation medium and potentially improve the marketability and liquidity of our common stock;

•
an investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

•
analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and most investment funds are reluctant to invest in lower priced stocks; and

•
a higher stock price may help generate investor interest in us and help us attract and retain employees.

If the Reverse Split successfully increases the per share price of our common stock, the Board of Directors believes this increase may increase trading volume in our common stock and facilitate future financings by our Company.
Nasdaq Requirements for Continued Listing
Our Board of Directors is seeking authority to effect the Reverse Split with the primary intent of increasing the market price of our common stock to meet the price criteria for continued listing on Nasdaq. Our common stock is listed on the Nasdaq Global Select Market under the symbol “MRSN.” On February 25, 2025, we received a written notice, or the Notice, from the Listing Qualifications Department of Nasdaq stating that we are not in compliance with Nasdaq Listing Rule 5450(a)(1) because we had not maintained a minimum closing bid price of our common stock of at least $1.00 per share for the last 30 consecutive business days, or the Bid Price Rule. The Notice had no immediate effect on the listing or trading of our common stock on Nasdaq.
In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have 180 calendar days from the date of the Notice, or until August 25, 2025, to regain compliance with the Bid Price Rule. We can regain compliance with the Bid Price Rule during any compliance period by meeting the minimum closing bid price of at least $1.00 for a minimum of 10 consecutive business days during the applicable compliance period, unless Nasdaq exercises its discretion to extend this 10-day period as discussed in Nasdaq Listing Rule 5810(c)(3)(H).
If we are not deemed in compliance with the Bid Price Rule before the expiration of the 180-day compliance period, we may be afforded an additional 180 calendar day compliance period. To qualify, we would be required to transfer the listing of our common stock to the Nasdaq Capital Market, provided that we meet the continued listing requirement for the market value of publicly held shares and all other listing standards on the Nasdaq Capital Market, with the exception of its bid price requirement. However, we do not believe that we will be eligible to transfer the listing of our common stock to the Nasdaq Capital Market because we currently do not have positive stockholders’ equity, which is required, among other things, in order to be eligible for listing on the Nasdaq Capital Market.
If we do not regain compliance with the Bid Price Rule within the initial compliance period and it appears to Nasdaq that we will not be able to regain compliance with the Bid Price Rule during the additional compliance period, or that due ineligibility to transfer to the Nasdaq Capital Market, or for other reasons, we are otherwise not eligible for an additional compliance period at that time, Nasdaq will provide us with written notification that our common stock will be subject to delisting. In the event that we receive notice that our common stock is being delisted, Nasdaq’s rules permit us to appeal the delisting determination by Nasdaq’s staff to a hearings panel. However, there can be no assurance that, if we do appeal the delisting determination by Nasdaq’s staff to the hearings panel, that such appeal would be successful.
In the event we are delisted from Nasdaq, our shares may commence trading on the OTC Markets or another quotation medium. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our Company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Further, a delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, or to use our shares for business development or other corporate initiatives, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.
We believe that effecting the Reverse Split will help us avoid delisting from Nasdaq and any resulting consequences. Accordingly, we believe that the Reverse Split is our best proactive option for complying with the Bid Price Rule for continued listing on the Nasdaq Global Select Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would comply with the Bid Price Rule of the Nasdaq Global Select Market following the Reverse Split.
Potential Increased Investor Interest
On April 15, 2025, the closing price of a share of our common stock on the Nasdaq Global Select Market was $0.349 per share. We believe that the low per-share market price of our common stock impairs the marketability of our common stock to, and acceptance by, institutional investors and other members of the investing community and creates a negative impression of our Company. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors are reluctant to recommend lower priced securities to their clients or have internal policies and practices that prohibit them from investing in low-priced stocks. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks. The higher share price that may result from the Reverse Split could enable investors and brokerage firms with such policies and practices to invest in our common stock. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.

Criteria the Board of Directors May Use to Determine to Implement the Reverse Split
If our stockholders approve this Proposal No. 4, our Board of Directors will be authorized to proceed with the Reverse Split. The exact ratio of the Reverse Split, within the range of 1-for-2 to 1-for-25, would be determined by our Board of Directors in its sole discretion and publicly announced by us prior to the effective time of the Reverse Split. In determining whether to proceed with the Reverse Split and setting the appropriate ratio for the Reverse Split, if any, our Board of Directors may consider, among other things, factors such as:
•
Nasdaq’s minimum price per share requirements and its other listing requirements such as requirements relating to the minimum number of holders;

•
the historical market prices and trading volume of our common stock;

•
the number of shares of our common stock outstanding prior to and after the Reverse Split;

•
the then-prevailing and expected market prices and trading volume of our common stock and the anticipated or actual impact of the Reverse Split (including the reduction in the number of outstanding shares) on the market prices and trading volume for our common stock;

•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•
business developments affecting us; and

•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Split
There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of our common stock following the Reverse Split or in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on Nasdaq;

•
the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;

•
the Reverse Split will result in a per share price that will attract brokers and investors;

•
the Reverse Split will result in a per share price that will increase our ability to attract and retain employees; or

•
the market price of our common stock will not decrease in the future.

The market price of our common stock will also be based on the performance of our Company and other factors detailed from time to time in the reports we filed with the SEC, some of which may be out of our control, including general economic, market and industry conditions. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.
Furthermore, the liquidity of our common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the per-share market price does not increase as a result of the Reverse Split. For instance, if the Reverse Split is implemented, it may result in some stockholders owning “odd lots” (less than 100 shares) of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares. If we effect the Reverse Split, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. Accordingly, the Reverse Split may not achieve the desired result of increasing marketability of our common stock as described above under “Reasons for the Reverse Split.”
You should also keep in mind that implementation of the Reverse Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
Principal Effects of the Reverse Split
If our stockholders approve the Reverse Split proposal and our Board of Directors elects to implement the Reverse Split, depending on the ratio for the Reverse Split determined by our Board, a minimum of every two and a maximum of every 25 shares of issued common stock will be combined and reclassified into one new share of common stock.
If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock that are issued and outstanding. The actual number of shares of common stock issued and issued and outstanding after giving effect to the Reverse Split, if implemented, will depend on the ratio for the Reverse Split that is ultimately determined by our Board of Directors. As of March 31, 2025, there were no shares of common stock held by us in treasury, and therefore the Reverse Split is not expected to have any effect on treasury shares. The Reverse Split will not change the terms of our common stock. The Reverse Split will have no effect on the number of shares of common stock or preferred stock that we are authorized to issue. After the Reverse Split, the shares of common stock and preferred stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock and preferred stock, respectively, now authorized. The Reverse Split will not change the par value of the common stock or the preferred stock.
Except with respect to the treatment of fractional shares, the Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will receive cash in lieu of such fractional share. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Split proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities exercisable for our common stock.
After the Split Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our equity securities. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.
Assuming Reverse Split ratios of 1-for-2, 1-for-13.5 and 1-for-25, which reflect the low, middle and high end of the range that our stockholders are being asked to adopt and approve, the following table sets forth (i) the number of shares of our common stock that would be authorized, (ii) the number of shares of our common stock that would be issued and outstanding, (ii) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding options and restricted stock units under and outside of our equity incentive plans and (iv) the aggregate number of shares of our common stock that would be reserved and available for future issuance under our equity incentive plans and our employee stock purchase plan, each giving effect to the Reverse Split and based on 124,631,339 shares of common stock issued and outstanding as of March 31, 2025. The table does not account for fractional shares for which stockholders will be entitled to receive cash in lieu thereof in the Reverse Split.

	Number of Shares Before Reverse Stock Split	Reverse Split Ratio of 1-for-2	Reverse Split Ratio of 1-for-13.5	Reverse Split Ratio of 1-for-25
Number of Shares of Common Stock Authorized	350,000,000	350,000,000	350,000,000	350,000,000
Number of Shares of Common Stock Issued and Outstanding	124,631,339	62,315,669	9,231,951	4,985,253
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and Restricted Stock Units Under and Outside of Our Equity Incentive Plans	24,710,215	12,355,107	1,830,386	988,408
Number of Shares of Common Stock Reserved and Available for Future Issuance Under Our Equity Incentive Plans and Our Employee Stock Purchase Plan	5,788,324	2,894,162	428,764	231,532
Reservation of Right to Abandon the Reverse Split Charter Amendment
Although we presently intend to effect the Reverse Split to regain compliance with the Bid Price Rule, notwithstanding stockholder approval of the Reverse Split, our Board of Directors will have discretion as to whether to effect this Proposal No. 4 and reserves the right to abandon the Reverse Split Charter Amendment without any further action by our stockholders if at any time prior to the filing or effectiveness of the Reverse Split Charter Amendment, our Board of Directors determines, in its sole discretion, that the Reverse Split is no longer in the best interests of our Company and our stockholders. If we do not file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware by the one-year anniversary of the date on which the Reverse Split is approved by our stockholders at the Annual Meeting, our Board of Directors will be deemed to have abandoned the Reverse Split for each of the stockholder-approved ratios.
By voting in favor of the Reverse Split Charter Amendment, stockholders are also expressly authorizing our Board of Directors to determine not to proceed with, or abandon, the Reverse Split if it should so decide. Additionally, if our Board of Directors determines to effect the Reverse Split, the Reverse Split Charter Amendment setting forth the ratio approved by the Board of Directors will be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned.
Authorized Shares of Common Stock
We are currently authorized under our Restated Certificate of Incorporation to issue up to a total of 375,000,000 shares of capital stock, comprised of 350,000,000 shares of common stock and 25,000,000 shares of preferred stock. Authorized shares represent the number of shares of common stock that we are permitted to issue under our Restated Certificate of Incorporation. The Reverse Split will not result in a reduction in the total number of shares of capital stock that we are authorized to issue, regardless of the ratio selected by our Board within the 1-for-2 to 1-for-25 range described above. However, stockholders will own fewer shares of common stock as a result of the Reverse Split. Because the Reverse Split will decrease the number of outstanding shares of common stock, the Reverse Split Charter Amendment will result in a relative increase in the number of authorized and unissued shares of our common stock.
Procedure for Effecting the Reverse Split and Exchange of Stock Certificates
If our stockholders approve the Reverse Split Charter Amendment, and if our Board of Directors still believes that a reverse stock split is in the best interests of our Company and elects to implement the Reverse Split (with the ratio to be determined in the discretion of our Board of Directors within the parameters described herein), we will file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our Board of Directors has determined to be appropriate and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned; provided that in no event shall the filing of the Reverse Split Charter Amendment occur after the one-year anniversary of the date on which the Reverse Split is approved by our stockholders at the Annual Meeting. Our Board may delay effecting the Reverse Split without resoliciting stockholder approval thereof.
If the Reverse Split is effected, each certificate that immediately prior to the Split Effective Time represented shares of common stock shall, from and after the Split Effective Time be deemed to represent the whole number of shares of common stock held by such stockholder post-Reverse Split. Stockholders of record upon the Split Effective Time will be furnished the necessary materials and instructions for the surrender and exchange of their certificates at the appropriate time by our transfer agent, Computershare Trust Company, N.A. As soon as practicable after the surrender to our transfer agent of any outstanding certificate(s), together with a properly completed and duly executed letter of transmittal and any other documents our transfer agent may specify, our transfer agent will have its records adjusted to reflect that the shares represented by such certificate(s) in the name of such stockholder are held in book-entry form at the transfer agent in their direct registration system representing the appropriate number of whole shares of our common stock, as applicable, resulting from the Reverse Split.
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have physical stock certificates evidencing their ownership of the common stock. They are, however, provided with a periodic statement reflecting the number of shares of common stock registered in their accounts. Stockholders who hold shares of our common stock electronically in book-entry form with our transfer agent will not need to take further action and any periodic statement provided to such stockholders after the Split Effective Time will reflect the appropriate number of whole shares of post-Reverse Split common stock resulting from the Reverse Split.
If our Board of Directors elects to implement the Reverse Split, then, for purposes of implementing the Reverse Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other agent, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other agents will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other agents may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker or other agent and who have any questions in this regard are encouraged to contact their banks, brokers or other agents.
Fractional Shares
If our Board of Directors elects to implement the Reverse Split, fractional shares will not be issued. Stockholders of record who would otherwise hold fractional shares of our common stock as a result of the Reverse Split will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive a cash payment (without interest) equal to the fraction of a share of common stock to which such stockholder would otherwise be entitled multiplied by (i) the closing price per share of the common stock on the Nasdaq Global Select Market at the close of business on the trading day preceding the date of the Split Effective Time multiplied by (ii) the Reverse Stock Split Number (as defined in the Reverse Split Charter Amendment attached hereto as Appendix A).
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Split that are not timely claimed after the Split Effective Time in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Effect of the Reverse Split on Employee Plans, Options and Restricted Stock Units
Pursuant to the various instruments governing our then-outstanding stock options and restricted stock units, in connection with the Reverse Split, our Board of Directors will reduce the number of shares of common stock issuable upon the exercise or vesting of such stock options and restricted stock units in proportion to the ratio of the Reverse Split and proportionately increase the exercise price of our outstanding stock options. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise or vesting of outstanding stock options and restricted stock units will be rounded down to the nearest whole share, and the exercise prices of outstanding stock options will be rounded up to the nearest cent. In addition, as of the Split Effective Time, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.
No Appraisal Rights
Stockholders do not have the right to dissent and obtain appraisal of, or payment for, such stockholder’s capital stock under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our bylaws in connection with the Reverse Split.
Anti-takeover Effects
An additional effect of the Reverse Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increase in available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other change in control transaction). Our Board of Directors is not presently aware of any attempt to acquire control of our company, and this Proposal No. 4 is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.
Accounting Matters
As of the Split Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced proportionately based on the selected exchange ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. In financial statements filed after the Split Effective Time, we would restate net income or loss per share and other share and per share amounts for periods ending before the Reverse Split to give retroactive effect to the Reverse Split. The per share net income or loss or net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.
Material U.S. Federal Income Tax Consequences of the Reverse Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended, or the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, or the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:
•
Financial institutions;

•
Insurance companies;

•
Real estate investment trusts;

•
Regulated investment companies;

•
Grantor trusts;

•
Tax-exempt organizations;

•
Dealers or traders in securities, commodities or currencies;

•
Stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes;

•
U.S. holders that have a functional currency other than the U.S. dollar; or

•
Stockholders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Split, whether or not they are in connection with the proposed Reverse Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
The proposed Reverse Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Split should include the holding period in the shares of our common stock surrendered. U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year.
Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE
OF INCORPORATION EFFECTING A REVERSE STOCK SPLIT.

Certain Relationships and Related Party Transactions
The following is a description of transactions since January 1, 2023 to which we have been a party, and in which any of our directors, executive officers and holders of 5% or more of our voting securities and affiliates of these persons had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.
Pre-Funded Warrants
On December 19, 2024, we entered into an exchange agreement, or the Exchange Agreement, with entities affiliated with EcoR1 Capital, LLC, or the Exchanging Stockholders. The Exchanging Stockholders and their affiliates beneficially held 5% or more of our voting securities at the time we entered into the Exchange Agreement. Pursuant to the Exchange Agreement, the Exchanging Stockholders agreed to exchange an aggregate of 8,036,688 shares of our common stock beneficially owned by the Exchanging Stockholders in consideration for pre-funded warrants, or the Pre-Funded Warrants, to purchase an aggregate of 8,036,688 shares of our common stock, or the Pre-Funded Warrant Shares, (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting common stock), with an exercise price of $0.0001 per share. The Pre-Funded Warrants were exercisable at any time after the date of issuance, except that the Pre-Funded Warrants could not be exercised by the Exchanging Stockholders if, after giving effect thereto, the Exchanging Stockholders would beneficially own more than 9.99% of our common stock, subject to certain exceptions. On January 16, 2025, the Exchanging Stockholders issued an exercise notice and a cashless exercise of all the Pre-Funded Warrants occurred, resulting in the issuance by us to the Existing Stockholders of 8,035,395 shares of our common stock.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.
Employment Agreements
See the “Executive Compensation — Employment, Severance, Change in Control Arrangements, and Separation Arrangements” and “Director Compensation” sections of this proxy statement for a further discussion of these arrangements.
Related Party Transactions Policy
We have adopted a written related party transactions policy that governs the review and approval of related party transactions. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable Nasdaq and SEC rules, if such transaction requires pre-approval by the Audit Committee and/or the Board of Directors. If pre-approval is required, such matters will be reviewed at the next regular or special Audit Committee and/or Board of Directors meeting. We may not enter into a related party transaction unless our Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained.

General Matters
Availability of Certain Documents
A copy of our 2024 Annual Report has been posted on the Company’s website (www.mersana.com) along with this proxy statement. Upon written request, we will mail, without charge, a copy of our 2024 Annual Report, excluding exhibits. Please send a written request to our Secretary at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
Attention: Secretary
Phone: (617) 498-0020
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Secretary at the address or telephone number above, providing your name, your shared address, and the address to which we should direct the additional copy of the notice or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting.   Our Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139. The Nominating and Corporate Governance Committee does not have a written policy regarding stockholder nominations but has determined that it is the practice of such Committee to consider candidates proposed by stockholders if made in accordance with our Bylaws. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our Bylaws.
To be timely for the 2026 annual meeting, although not included in the proxy statement, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, we must receive the notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which we first provide public disclosure of the date of the meeting. Assuming the date of our 2026 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2026 annual meeting must notify us no earlier than February 12, 2026 and no later than March 14, 2026. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2026 annual meeting. Stockholders are advised to review our Bylaws, which specify requirements as to the form and content of a stockholders’ notice, including the information required by Rule 14a-19 under the Exchange Act. Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders for nominations for directors will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary at our principal executive offices no later than the close of business on December 31, 2025, which is 120 days prior to the date that is one year from this year’s mailing date of April 29, 2025.
Contacting the Board of Directors
Stockholders wishing to communicate with the Board of Directors may do so by writing to the Board of Directors, the non-employee members of the Board as a group or to any individual director, at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, Massachusetts 02139
Attention: Secretary
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board of Directors. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board of Directors’ duties and responsibilities may be excluded. The Secretary will not forward any communication determined in her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
Other Matters
As of the date of this proxy statement, the Board of Directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Appendix A
CERTIFICATE OF AMENDMENT
TO
FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF
MERSANA THERAPEUTICS, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Mersana Therapeutics, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Fifth Amended and Restated Certificate of Incorporation, as amended, of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:
RESOLVED: That section (a) of Article IV of the Fifth Amended and Restated Certificate of Incorporation, as amended, of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“(a)
Authorized Shares.

(i)
The total number of shares of stock which the Corporation shall have authority to issue is 375,000,000, consisting of 350,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).

(ii)
Effective upon the effective time of this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) (the “Effective Time”), a one-for-[   ]1 reverse stock split of the Common Stock shall become effective, pursuant to which each [   ]1 (the “Reverse Stock Split Number”) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of or in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest) in lieu of such fractional share equal to the fraction of a share of Common

1
Shall be a number equal to or greater than two (2) and equal to or less than twenty-five (25) and shall include not more than four decimal digits (it being understood that any number within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the DGCL with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

Stock to which such holder would otherwise be entitled multiplied by (i) the closing price per share of the Common Stock on the Nasdaq Global Select Market at the close of business on the trading day preceding the date of the Effective Time multiplied by (ii) the Reverse Stock Split Number.
Each stock certificate or book entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time; provided, however, that each stockholder of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new book entry position evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”
SECOND:   This Certificate of Amendment shall be effective at  :     .  ., Eastern Time, on         , 202 .
***
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this    day of        , 202 .
Mersana Therapeutics, Inc.

By:
Martin Huber, M.D.

Title:
President and Chief Executive Officer

MERSANA THERAPEUTICS, INC. 840 MEMORIAL DRIVECAMBRIDGE, MA 02139 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MRSN2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V73312-P30675 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MERSANA THERAPEUTICS, INC. The Board of Directors recommends you vote FOR each of the following nominees:1.Election of Class II Directors, each to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified Nominees: For Against Abstain 1a. Allene M. Diaz1b. Andrew A. F. Hack, M.D., Ph.D. 1c. Kristen M. Hege, M.D. The Board of Directors recommends you vote FOR the following proposal: 2. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 4.To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio!!!within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Board of Directors,without further approval or authorization of the stockholders. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, June 12, 2025:The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com. MERSANA THERAPEUTICS, INC.Annual Meeting of Stockholders Thursday, June 12, 2025 at 9:00 AM ETThis proxy is solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Martin Huber, M.D. and Alejandra Carvajal, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERSANA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM ET on Thursday, June 12, 2025, via live webcast at www.virtualshareholdermeeting.com/MRSN2025, and any adjournment or postponement thereof.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each nominee under Proposal 1 and FOR Proposals 2, 3 and 4.Continued and to be signed on reverse side